UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-23309

BlueBay Destra International Event-Driven Credit Fund

(Exact name of registrant as specified in charter)

443 North Willson Ave.

Bozeman, MT 59715

(Address of principal executive offices) (Zip code)

Robert A. Watson

C/O Destra Capital Advisors LLC

443 North Willson Ave.

Bozeman, MT 59715

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 855-3434

Date of fiscal year end: September 30

Date of reporting period: September 30, 2024

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)

BlueBay Destra International Event-Driven Credit Fund

Annual Report

September 30, 2024

Bluebay Destra International Event-Driven Credit Fund
Shareholder Letter (unaudited)

Dear Shareholders,

We are pleased to present you with your Fiscal 2024 Annual Report (the “Report”) for the BlueBay Destra International Event-Driven Credit Fund (the “Fund”). This Report covers the period between October 1, 2023, and September 30, 2024 (the “Fiscal Year”).

During the Fiscal Year, there were innumerable macro events and crises: the continued war in Ukraine, heightened conflict and war in the Middle East, central bank interest rate cuts, industry union labor strikes, and the final campaign push for the 2024 U.S. Presidential Election.

Despite these market pressures during the Fiscal Year, the stock market, as represented by the S&P 500 Index, finished the Fiscal Year with a return of +36.35%, and global equities, as represented by the MSCI All Country World Index, were positive as well, returning +32.35% over the same period.

Turning to interest rates and credit markets, the Federal Open Market Committee’s (the “Fed”) rate hiking campaign remained on hold to start the Fiscal Year, after the last rate hike to 5.25-5.50% in July 2023. “Higher for longer” rhetoric pushed 10-Year US Treasury yields over 5% in late October 2023 for the first time since 2007. After briefly peaking above 5%, the 10-Year US Treasury yield sharply declined by over 100 basis points in two months settling below 4% to end calendar year 2023. The 10-Year US Treasury reversed course again to start calendar year 2024 and steadily rose above 4.70% by the end of April 2024. Ultimately, the discussion around Fed rate cuts became a matter of “when” not “if”, and markets started to price in multiple rate cuts in late 2024 and 2025. Sure enough, the Fed cut rates 50 basis points at the September 2024 meeting and the 10-Year US Treasury fell to 3.81% at the end of the Fiscal Year.

Bond performance, as represented by the Bloomberg Global Aggregate Bond Index, was up +11.57% during the Fiscal Year. Long-term bonds, as represented by the Bloomberg Long Term US Treasury Index were also up +15.43% during the Fiscal Year, a complete performance reversal for long-duration securities as they benefited from a falling, albeit volatile, interest rate environment.

Alternatives performance, as represented by the Wilshire Liquid Alt Multi-Strategy Index, continued from the Fund’s prior fiscal year, returning +10.47% during the Fiscal Year. Other alternatives, including commodities, as represented by the Bloomberg Commodity Index; equity real estate investment trusts (REITs), as represented by the FTSE Nareit All Equity REIT Index; and mortgage REITs as represented by the FTSE Nareit Mortgage REIT Index returned +0.96%, +34.77%, and +16.99%, respectively.

The Fund outperformed many alternative and bond asset classes, returning +11.92% for the Class I shares during the Fiscal Year. The Fund remains the top performing interval fund based on its 3-Year (+15.15%), 5-Year (+14.35%), and since inception (+12.32%) annualized total returns as of the Fiscal Year end (Data as of September 30, 2024. Fund Inception Date was May 9, 2018.) The Fund’s performance during the Fiscal Year was another extraordinary outcome and reflects the excellent work of the Fund’s sub-advisor in managing the strategy during these trying and volatile market environments.

On the subsequent pages, you will find commentary from the Fund’s sub-advisor, RBC Global Asset Management (UK) Limited (“BlueBay”), discussing the factors that most affected performance during the Fiscal Year, as well as specific details regarding investment results and portfolio holdings. BlueBay also discusses the accelerating market opportunity for stressed, distressed, and special situation credit amongst the backdrop of higher interest rates, tighter lending standards, and continued war and geopolitical tensions.

BlueBay is a premier alternative credit asset manager based in London, United Kingdom, with over $125 billion in assets under management and 20+ years of experience managing credit, debt, and distressed assets globally. We are thrilled to be working with such a storied and tenured manager.

We appreciate the continued confidence you have placed in Destra and our investment partners. Please read this Report carefully and be sure to contact your Financial Advisor or Destra Capital if you have any additional questions.

Sincerely,

Robert Watson, CFP®	Jake Schultz, CFA®
President	Secretary

BlueBay Destra International Event-Driven Credit Fund

Destra Capital Advisors LLC

Bluebay Destra International Event-Driven Credit Fund
Risk Disclosure
As of September 30, 2024 (unaudited)

This document may contain forward-looking statements representing Destra Capital Advisors LLC’s (“Destra”), the portfolio managers’ or sub-adviser’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-advisers’ control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877-855-3434 or access our website at www.destracapital.com.

Bluebay Destra International Event-Driven Credit Fund
Performance and Graphical Illustrations
September 30, 2024 (unaudited)

Average Annual Total Returns for the period ended September 30, 2024
Inception Date: May 9, 2018					Inception Date: December 21, 2018
Share Class	1 Year	3 Year	5 Year	Since Inception	Share Class	1 Year	3 Year	5 Year	Since Inception
Class I	11.92%	15.15%	14.35%	12.32%	Class A at NAV	11.68%	14.87%	14.07%	14.19%
Bloomberg Global Aggregate Index	11.57%	-1.39%	0.33%	0.30%	Class A with Load	5.25%	12.62%	12.73%	13.03%
					Class L at NAV	11.41%	14.58%	13.79%	13.91%
					Class L with Load	6.70%	12.94%	12.80%	13.06%
					Class T at NAV	11.10%	14.28%	13.50%	13.62%
					Class T with Load	7.78%	13.12%	12.81%	13.02%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus, including the description of the Fund’s repurchase policy carefully before investing. For performance information current to the most recent month-end, please call the Fund at 877-855-3434. Class A shares have a maximum sales charge of 5.75% and a shareholder service fee of 0.25%. Class L shares have a maximum sales charge of 4.25%, a 12b-1 fee of 0.25%, and a shareholder service fee of 0.25%. Class T shares have a maximum sales charge of 3.00%, a 12b-1 fee of 0.50%, and a shareholder service fee of 0.25%.

Growth of an Assumed $100,000 Investment

Value as of 9/30/24
BlueBay Destra International Event-Driven Credit Fund - Class I
Bloomberg Global Aggregate Index
$210,164
$101,937
$220,000
$210,000
$200,000
$190,000
$180,000
$170,000
$160,000
$150,000
$140,000
$130,000
$120,000
$110,000
$100,000
$90,000
$80,000
5/09/18
6/30/18
9/30/18
12/31/18
3/31/19
6/30/19
9/30/19
12/31/19
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
9/30/21
12/31/21
3/31/22
6/30/22
9/30/22
12/31/22
3/31/23
6/30/23
9/30/23
12/31/23
3/31/24
6/30/24
9/30/24

This graph illustrates the hypothetical investment of $100,000 in the Fund, Class I, from May 9, 2018 (inception date) to September 30, 2024. The Average Annual Total Returns table and Growth of an Assumed $100,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Additionally, the performance of the other classes will be greater than or less than the performance shown in the graph above due to different sales loads and expenses applicable to such class.

Bluebay Destra International Event-Driven Credit Fund
Performance and Graphical Illustrations (continued)

September 30, 2024 (unaudited)

Summary of Portfolio Assets Allocation

OTHER, 0.02%
CASH, 13.71%
CORE INCOME, 21.71%
CREDIT SHORTS, -0.47%
DISTRESSED, 21.38%
STRESSED, 26.62%
OPPORTUNISTIC, 17.03%

The above chart provides a visual breakdown of the Fund’s major investment types that the underlying securities represent, as a percentage of the total investments held as of September 30, 2024. Please see the Schedule of Investments on the following pages for a detailed list of the Fund’s holdings. The Fund’s portfolio composition is subject to change at any time and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Bluebay Destra International Event-Driven Credit Fund
Portfolio Manager Letter (unaudited)
12 months ended September 30, 2024

Investment environment

The fiscal year, October 1, 2023 to September 30, 2024 (the “Fiscal Year”) started with markets boosted by the hopes of a soft landing in the U.S. as a dovish central-bank pivot gathered pace. The outbreak of conflict in the Middle East, and the ongoing conflict in Ukraine highlighted the potential for geopolitical risks to disrupt global markets. Markets over the Fiscal Year have been driven by expectations of central bank cuts, in particular in the U.S., which has driven market volatility as market participants became overconfident on the number of rate cuts, only to be pegged back.

The picture in Europe has been bleaker, with Germany on the verge of recession and Purchasing Managers’ Index (“PMI”) data deteriorating over the Fiscal Year. Economic growth in Europe continues to bump along the bottom, which has fed through to the performance of corporates. Bifurcation in European high yield markets is at the highest level on record as the most levered companies continue to struggle due to elevated costs of capital. This has led to a rich investment environment as the Fund has been able to identify a steady stream of opportunities for the strategy, where our bottom-up fundamental analysis has suggested limited downside and attractive potential upside even in a challenging environment for markets overall.

Performance Discussion

For the Fiscal Year, Class I of the BlueBay Destra International Event-Driven Credit Fund (the “Fund”) had a return of 11.92%, net of fees.

In terms of sub-strategies, the largest contributors were the Opportunistic, Stressed and Core Income sleeves, while the Distressed sleeve also made contributions. The Credit Shorts/Market Hedging sleeve was a detractor during the Fiscal Year.

The top single name contributor to Fund performance during the Fiscal Year was a position in the Opportunistic sleeve, DOF Group, as the company benefitted from strong reported result which exceeded market expectations. Further new contract wins, and an ever-improving outlook led to further advance in the equity price. In the same sleeve, The Gym Group, was the second largest contributor after the company reported strong results indicating growth in members and yield, which is driving higher revenues and EBITDA (earnings before interest, taxes, depreciation and amortization). In September the company guided to full year results at the top range of market expectations. During the Fiscal Year, the equity price has increased from 111 GBP to 154 GBP.

German retail issuer Takko, and German auto part wiring issuer Leoni were the top contributors within their respective Distressed and Stressed sleeves. In the latter part of the Fiscal Year Takko announced that they will be looking to refinance their debt instruments in late September or early October. As a result, we have marked up the equity received from the Bond HoldCo PIK loan which was previously marked at zero. With regards to Leoni, the company has an agreement for the sale of a majority equity stake. The transaction is expected to be completed by Q2 2025 and will include the full repayment at par of the Fund’s overall exposure.

The top single name detractors came from distressed issuers Varta and Consolis. Due to the ongoing restructurings, both positions were impacted by mark to market moves. We would anticipate that both positions should recover as the respective restructurings complete and the new instruments trade in the market.

Viewpoint & Outlook

As we approach the fourth quarter of 2024, the Fed has begun cutting rates into what still appears to be a resilient U.S. economy, while, in China, the government has finally revealed a more substantial easing package in an attempt to halt the decline of the property market and stave off a deflationary cycle. In Europe, growth expectations continue to remain weak, with recent manufacturing PMIs painting a bleak picture for the German economy.

There remain many conceivable risk events that could lead to a spike in volatility in the final calendar quarter of 2024. A widening of the Middle East conflict could contribute to supply chain disruptions. Likewise, the U.S. elections are looming ever closer, and the result of that election between Trump and Harris remains uncertain. In Europe, the slowdown in automotives is in the spotlight with both manufacturers and automotive parts suppliers issuing profit warnings. Vehicle volumes for these European manufacturers have fallen, and margins have been compressed as consumers buy fewer electric vehicles than expected at the same time as Chinese competitors take market share.

The Fund has performed strongly throughout recent quarters, displaying low correlation to traditional markets and we remain positive on the outlook for the strategy.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments
As of September 30, 2024

Shares or Principal Amounts	Description	Value
	BANK LOANS – 25.5%
	BAHAMAS – 3.2%
8,100,000	Government of Bahamas, 7.757%, 09/08/2026(1)(2)(3)	$9,601,707

	GERMANY – 10.9%
	Arvos Holding GmbH:
$3,743,201	11.014%, 08/30/2027(4)	3,200,436
6,476,666	9.005%, 08/30/2027(4)(5)	6,261,621
	IFA Holding GmbH TL:
401,087	4.000%, 03/31/2025(1)(3)(5)(6)	358,113
401,087	0.000%, 03/31/2029(1)(3)(5)(6)	44,764
1,368,010	IFA Holding GmbH TL2, 7.636%, 03/31/2025(1)(3)(5)	1,221,437
1,237,723	IFA Holding GmbH TL3, 7.636%, 03/31/2025(1)(3)(5)	1,105,110
17,726,631	Leoni Bordnetz-Systeme GmbH, 7.367%, 12/31/2026(1)(3)(5)(7)	16,717,637
	Varta AG:
6,684,894	8.796%, 06/04/2026(1)(3)(4)(5)(7)	2,238,246
4,951,773	7.130%, 06/04/2026(1)(3)(4)(5)(7)	1,657,960
		32,805,324
	LUXEMBOURG – 2.2%
	Arvos Holdco SARL:
790,298	0.500%, 11/29/2027(4)(5)	288,864
$650,621	0.500%, 11/29/2027(4)	196,813
1,562,267	Takko Luxembourg TL, 15.000%, 12/09/2026(1)(3)(5)(11)	1,874,371
4,046,226	Takko Luxembourg TL B, 12.500%, 11/09/2026(1)(3)(5)	4,448,139
		6,808,187
	NETHERLANDS – 2.7%
6,482,207	Compact Bidco BV, 20.000%, 09/30/2199(1)(3)(5)	8,095,524

	NORWAY – 0.2%
7,039,887	Hurtigruten Newco AS, 12.145%, 02/22/2029(4)(5)	599,137

	SAUDI ARABIA – 0.2%
	Ahmad Hamad Al Gosaibi & Brothers TL:
$3,047,652	0.000%, 05/14/2040(1)(3)(7)	152,383
3,240,000	0.000%, 05/14/2040(1)(3)(5)(7)	180,803
8,400,000	0.000%, 05/14/2040(1)(3)(5)(7)	468,750
		801,936
	SINGAPORE – 0.2%
587,965	Teide Pte, Ltd. 1L, 10.000%, 08/01/2026(5)(11)	360,916
1,219,853	Teide Pte, Ltd. 2L, 8.000%, 12/31/2026(5)(11)	289,307
		650,223
Shares or Principal Amounts	Description	Value
	BANK LOANS (continued)
	SPAIN – 2.7%
7,700,000	Deoleo SA, 9.198% (3-Month Euribor + 550 basis points), 06/24/2025(4)(5)	$8,153,363

	UNITED ARAB EMIRATES – 0.8%
$2,356,404	Gulf Marine Middle East FZE, 8.601%, 06/09/2025(1)(3)(4)	2,332,840

	UNITED KINGDOM – 2.4%
	Praesidiad, Ltd.:
607,971	11.926%, 06/30/2026(1)(3)(5)	678,539
302,972	0.000%, 06/30/2026(1)(3)(5)	338,139
280,530	0.000%, 06/30/2026(1)(3)(5)(6)	313,091
2,944,773	0.000%, 09/30/2027(1)(3)(5)	2,875,755
6,998,095	0.000%, 12/31/2027(1)(3)(5)	2,967,942
		7,173,466
	TOTAL BANK LOANS (Cost $83,635,953)	77,021,707

	COMMON STOCK – 2.4%
	CAYMAN ISLANDS – 2.4%
245,224	Vantage Drilling International, Ltd.(8)	7,111,496

	TOTAL COMMON STOCK (Cost $6,317,659)	7,111,496

	CORPORATE DEBT SECURITIES – 11.6%
	BERMUDA – 6.5%
	Borr IHC, Ltd.:
$5,644,506	10.000%, 11/15/2028(9)	5,867,565
1,949,029	10.375%, 11/15/2030(9)	2,062,989
11,500,000	Ventura Offshore Midco, Ltd., 10.000%, 04/19/2027	11,672,500
		19,603,054
	JERSEY – 1.7%
4,800,000	Samos Energy Infrastructure, Ltd., 12.500%, 07/05/2028	4,908,000

	MALTA – 3.4%
10,000,000	Cruise Yacht Upper HoldCo, Ltd., 11.875%, 07/05/2028	10,300,000

	UNITED STATES – 0.0%
98,706	Voyager Aviation Holdings LLC, 8.500%, 05/09/2026(1)(8)(9)(10)	33,560

	TOTAL CORPORATE DEBT SECURITIES (Cost $33,914,843)	34,844,614

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments (continued)
As of September 30, 2024

Shares or Principal Amounts	Description	Value
	INTERNATIONAL DEBT SECURITIES – 29.4%
	BERMUDA – 5.4%
$11,750,000	Floatel International, Ltd., 9.750%, 04/10/2029	$11,353,438
4,715,178	Odfjell Rig III, Ltd., 9.250%, 05/31/2028	4,951,479
		16,304,917
	CANADA – 2.4%
7,300,000	International Petroleum Corp., 7.250%, 02/01/2027(9)	7,204,713

	GERMANY – 2.6%
8,200,000	DEMIRE Deutsche Mittelstand Real Estate AG, 1.875%, 10/15/2024	7,802,309

	LUXEMBOURG – 7.3%
7,700,000	Adler Financing Sarl, 12.500%, 12/31/2028(11)	8,957,910
3,749,462	Ferralum Metals Group SA, 10.000%, 12/30/2026	1,469,864
6,295,000	Gategroup Finance Luxembourg SA, 3.000%, 02/28/2027	6,681,535
	NCO Invest SA:
10,536,245	10.000%, 12/30/2026	37,630
3,890,045	10.000%, 12/30/2026	18,018
	Paper Industries Intermediate Financing Sarl:
252,568	11.505% (3-Month Euribor + 800 basis points), 03/01/2028(1)(4)(6)(9)	264,266
624,201	10.005% (3-Month Euribor + 650 basis points), 09/01/2028(4)(9)(11)	369,226
6,904,734	10.005% (3-Month Euribor + 650 basis points), 09/01/2028(11)	4,084,274
		21,882,723
	NETHERLANDS – 0.6%
23,098,000	Compact Bidco BV, 5.750%, 05/01/2026(10)	1,804,531

	NORWAY – 0.5%
801,945	OCV Recovery AS, 2.000%, 12/31/2024(9)(11)	532,970
9,033,479	REM Saltire Holding AS, 7.000%, 12/31/2024(9)	851,228
		1,384,198
	SWEDEN – 3.2%
8,740,000	Samhallsbyggnadsbolaget i Norden AB, 2.375%, 09/04/2026	8,551,173
1,665,000	Transcom Holding AB, 8.731% (3-Month Euribor + 525 basis points), 12/15/2026(4)	1,263,616
		9,814,789
Shares or Principal Amounts	Description	Value
	INTERNATIONAL DEBT SECURITIES (continued)
	UNITED KINGDOM – 7.4%
	Frigo Debtco PLC:
$1,767,116	11.000%, 04/20/2026(9)(11)	$1,609,831
7,076,856	11.000%, 04/20/2028(11)	2,418,847
7,510,000	House of Fraser Funding PLC, 0.000% (3-Month GBP Libor + 575 basis points), 07/17/2025(1)(3)(4)(8)(10)	10,376
1,898,510	KCA Deutag Pikco PLC, 15.000%, 12/01/2027(11)	1,969,704
2,780,000	KCA Deutag UK Finance PLC, 9.875%, 12/01/2025	2,800,422
1,153,513	Mcom Investments, Ltd., 20.000%, 09/30/2026(11)	1,139,995
9,765,000	Voyage Care BondCo PLC, 5.875%, 02/15/2027	12,401,092
		22,350,267
	TOTAL INTERNATIONAL DEBT SECURITIES (Cost $94,025,345)	88,548,447

	INTERNATIONAL EQUITIES – 13.5%
	BERMUDA – 3.5%
217,860	Borr Drilling, Ltd.	1,199,681
674,589	Odfjell Drilling, Ltd.	3,259,998
2,270,364	Ventura Offshore Holding, Ltd.(8)	6,143,285
		10,602,964
	LUXEMBOURG – 0.7%
423,995	Takko, A Shares(1)(3)	203,479
423,995	Takko, B Shares(1)(3)	203,479
423,995	Takko, C Shares(1)(3)	203,479
423,995	Takko, D Shares(1)(3)	203,480
423,995	Takko, E Shares(1)(3)	203,480
423,995	Takko, F Shares(1)(3)	203,480
423,995	Takko, G Shares(1)(3)	203,480
423,995	Takko, H Shares(1)(3)	203,480
423,995	Takko, I Shares(1)(3)	203,480
423,995	Takko, J Shares(1)(3)	203,480
		2,034,797
	NORWAY – 4.6%
1,333,308	DOF Group ASA, Common Shares(8)	11,089,064
9,760,901	Jacktel AS(8)	2,594,826
		13,683,890
	SINGAPORE – 0.0%
24,603,214	Teide, Ltd.(1)(3)	—

	UNITED KINGDOM – 4.7%
6,906,925	Gym Group PLC(8)(9)	14,267,826

	TOTAL INTERNATIONAL EQUITIES (Cost $27,994,077)	40,589,477

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments (continued)
As of September 30, 2024

Shares or Principal Amounts or Contracts	Description	Value
	PRIVATE COMPANIES – 2.8%
	AUSTRALIA – 0.0%
65,000	Quintis Australia Pty, Ltd., Common Shares(1)(3)	$—
	Quintis Australia Pty, Ltd., Corporate Debt:
8,538	7.500%, 10/01/2026(1)(9)(11)	666
117,000	12.000%, 10/01/2028(1)(9)(11)	—
		666
	BERMUDA – 0.0%
436,438	Floatel International, Ltd., Warrants, 03/16/2025(1)(3)(8)	—

	LUXEMBOURG – 0.1%
3,500	Avation PLC, Warrants, 10/31/2026	1,291
29,130,535	Paper Industries TopCo, Ltd., Common Shares(1)(3)	373,885
20,773	Paper Industries TopCo, Ltd., Warrants, 06/23/2025(1)(3)	267
		375,443
	UNITED KINGDOM – 2.7%
331,734	Bond HoldCo SA, Class A Shares(1)(3)	55,536
5,956	Frigo Debtco PLC, Common Shares(1)(3)	19,942
9,570	Frigo Newco 1 Ltd., Common Shares(1)(3)	32,042
107,325	KCA Deutag, Common Shares(1)(3)	8,076,206
234	Praesidiad, Ltd., Common Shares(1)(3)	—
		8,183,726
	UNITED STATES – 0.0%
64	Voyager Aviation Holdings LLC, Common Shares(1)(3)	—
384	Voyager Aviation Holdings LLC, Preferred Shares(1)(3)	4
		4
	TOTAL PRIVATE COMPANIES (Cost $8,647,374)	8,559,839

	PURCHASED OPTIONS CONTRACTS – 0.9%
	PUT OPTIONS – 0.9%
4,613	EURO STOXX 50 Index Exercise Price: $4,000, Notional Amount: $184,520,000, Expiration Date: 06/20/2025(8)	2,857,383

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $4,843,071)	2,857,383
Shares or Principal Amounts or Contracts	Description	Value
	SHORT-TERM INVESTMENTS – 9.1%
	UNITED STATES – 9.1%
27,593,653	BlackRock Liquidity Funds FedFund Portfolio – Institutional Class, 4.833%(12)	$27,593,653

	TOTAL SHORT-TERM INVESTMENTS (Cost $27,593,653)	27,593,653

	TOTAL INVESTMENTS – 95.2% (Cost $286,971,975)	287,126,616
	Other Assets Less Liabilities – 4.8%	14,397,891
	TOTAL NET ASSETS – 100.0%	$301,524,507

	SHORT SECURITIES – (0.5)%
	WRITTEN OPTIONS CONTRACT – (0.5)%
	PUT OPTIONS – (0.5)%
(4,613)	EURO STOXX 50 Index Counterparty: Citigroup Global Markets, Inc., Exercise Price: $3,500, Notional Amount: $(161,455,000), Expiration Date: 06/20/2025(8)	$(1,482,750)

	TOTAL WRITTEN OPTIONS CONTRACT (Proceeds $2,110,441)	(1,482,750)

	TOTAL SHORT SECURITIES (Proceeds $2,110,441)	$(1,482,750)

(1)	Fair valued using significant unobservable inputs.
(2)	Principal amount shown in Swiss Franc; value shown in U.S. Dollars.
(3)	Restricted investment as to resale (see Note 2).
(4)	Floating rate security. Rate as of September 30, 2024 is disclosed.
(5)	Principal amount shown in Euro; value shown in U.S. Dollars.
(6)	When-issued security that has not settled as of September 30, 2024. Rate is not in effect at September 30, 2024.
(7)	Investment made through a participation in a settlement claim (see Note 2).
(8)	Non-income producing security.
(9)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by management. At September 30, 2024, the total value of these securities is $33,064,840, representing 11.0% of net assets.
(10)	Security is in default.
(11)	Payment-in-kind interest is generally paid by issuing additional par/shares of the security rather than paying cash.
(12)	The rate is the annualized seven-day yield as of September 30, 2024.

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments (continued)
As of September 30, 2024

At September 30, 2024, the BlueBay Destra International Event-Driven Credit Fund had outstanding forward foreign exchange contracts as set forth below:

Settlement		Currency	Currency	Contract Amount					Unrealized Appreciation
Date	Counterparty	Purchased	Sold	Buy		Sell		Value	(Depreciation)
December 17, 2024	Brown Brothers Harriman	Norwegian Krone	U.S. Dollar	NOK	8,843,576		$817,252	$838,538	$21,286
December 17, 2024	Brown Brothers Harriman	U.S. Dollar	Norwegian Krone		$885,292	NOK	9,378,950	889,302	(4,010)
December 17, 2024	Brown Brothers Harriman	U.S. Dollar	Pound Sterling		$23,967,297	GBP	18,345,726	24,533,041	(565,744)
December 17, 2024	JP Morgan	U.S. Dollar	Norwegian Krone		$16,543	NOK	175,000	16,593	(50)
December 17, 2024	Morgan Stanley & Co. LLC	Euro Currency	U.S. Dollar	EUR	739,137		$825,265	825,736	471
December 17, 2024	Morgan Stanley & Co. LLC	U.S. Dollar	Norwegian Krone		$23,404,757	NOK	252,810,276	23,971,197	(566,440)
December 17, 2024	Morgan Stanley & Co. LLC	U.S. Dollar	Norwegian Krone		$2,174,973	NOK	23,000,000	2,180,835	(5,862)
December 17, 2024	NatWest Markets Securities, Inc.	U.S. Dollar	Euro Currency		$93,506,576	EUR	84,509,370	94,410,726	(904,150)
December 17, 2024	NatWest Markets Securities, Inc.	U.S. Dollar	Euro Currency		$3,079,896	EUR	2,750,000	3,072,198	7,698
December 17, 2024	NatWest Markets Securities, Inc.	U.S. Dollar	Pound Sterling		$498,101	GBP	375,000	501,473	(3,372)
December 17, 2024	NatWest Markets Securities, Inc.	U.S. Dollar	Pound Sterling		$234,638	GBP	175,000	234,021	617
December 17, 2024	State Street	U.S. Dollar	Euro Currency		$5,848,564	EUR	5,250,000	5,865,105	(16,541)
December 17, 2024	State Street	U.S. Dollar	Norwegian Krone		$71,187	NOK	750,000	71,114	73
December 17, 2024	State Street	U.S. Dollar	Swis Franc		$15,970,611	CHF	13,505,723	16,107,010	(136,399)
December 17, 2024	Wells Fargo Securities, LLC	Norwegian Krone	U.S. Dollar	NOK	13,069,269		$1,240,398	1,239,214	(1,184)
December 17, 2024	Wells Fargo Securities, LLC	U.S. Dollar	Pound Sterling		$1,611,060	GBP	1,233,673	1,649,744	(38,684)
									$(2,212,291)

At September 30, 2024, the BlueBay Destra International Event-Driven Credit Fund had open swap contracts as set forth below:

Centrally Cleared Credit Default Swap Contracts:

Underlying Instrument	Counterparty	Pay Rate / Frequency	Maturity Date	Notional Amount at Value(1)		Premium (Paid) Received	Value	Unrealized Appreciation (Depreciation)
Markit iTraxx Europe Crossover Index Swap(2)	Citibank, N.A.	5.000% / Quarterly	6/20/2029	EUR	26,490,000	$(2,601,566)	$(2,764,544)	$(162,978)
								$(162,978)

(1)	The maximum potential amount the Fund may pay or receive should a credit event take place as defined under the terms of the contract.
(2)	The underlying issuer is ITRX XOVER CDSI S41 5Y Corp.

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments (continued)
As of September 30, 2024

Summary by Industry Group	Value	% of Net Assets
Bank Loans
Apparel	$6,322,510	2.1%
Auto Parts & Equipment	2,729,424	0.9
Building Materials	17,557,581	5.8
Commercial Services	9,506,306	3.2
Diversified Financial Services	650,223	0.2
Electric	16,717,637	5.5
Electronics	3,896,206	1.3
Food	8,153,363	2.7
Investment Companies	1,401,073	0.5
Machinery-Diversified	485,677	0.1
Sovereign	9,601,707	3.2
Total Bank Loans	77,021,707	25.5
Common Stock
Oil & Gas	7,111,496	2.4
Total Common Stock	7,111,496	2.4
Corporate Debt Securities
Diversified Financial Services	33,560	0.0
Investment Companies	16,580,500	5.6
Leisure Time	10,300,000	3.4
Oil & Gas	7,930,554	2.6
Total Corporate Debt Securities	34,844,614	11.6
International Debt Securities
Building Materials	1,804,531	0.6
Computers	1,263,616	0.4
Diversified Financial Services	1,195,643	0.4
Forest Products & Paper	4,717,766	1.6
Healthcare-Services	12,401,092	4.1
Machinery-Diversified	4,028,678	1.3
Mining	1,469,864	0.5
Oil & Gas	14,125,896	4.7
Oil & Gas Services	15,005,088	5.0
Real Estate	25,311,392	8.4
Retail	10,376	0.0
Transportation	7,214,505	2.4
Total International Debt Securities	88,548,447	29.4
International Equities
Apparel	2,034,797	0.7
Commercial Services	2,594,826	0.9
Diversified Financial Services	—	—
Investment Companies	6,143,285	2.0
Leisure Time	14,267,826	4.7
Oil & Gas	4,459,679	1.5
Oil & Gas Services	11,089,064	3.7
Total International Equities	40,589,477	13.5

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments (continued)
As of September 30, 2024

Summary by Industry Group	Value	% of Net Assets
Private Companies
Airlines	$1,291	0.0%
Commercial Services	—	—
Diversified Financial Services	4	0.0
Energy	8,076,206	2.7
Financial Services	55,536	0.0
Forest Products & Paper	374,818	0.1
Investment Companies	51,984	0.0
Oil & Gas	—	—
Private Equity	—	—
Total Private Companies	8,559,839	2.8
Purchased Options Contracts
Put Options	2,857,383	0.9
Total Purchased Options Contracts	2,857,383	0.9
Short-Term Investments
Money Market Fund	27,593,653	9.1
Total Short-Term Investments	27,593,653	9.1
Total Investments	287,126,616	95.2
Other Assets Less Liabilities	14,397,891	4.8
Net Assets	$301,524,507	100.0%
Written Options Contracts
Put Options	$(1,482,750)	(0.5)
Total Written Options Contracts	$(1,482,750)	(0.5)

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Statement of Assets and Liabilities
September 30, 2024

Assets:
Investments, at value (cost $282,128,904)	$284,269,233
Purchased options contracts, at value (cost $4,843,071)	2,857,383
Cash	50,000
Restricted cash:
Deposits held at broker for forward contracts	10,040,000
Deposits held at broker for swap contracts	6,890,594
Foreign currency, at value (cost $124,847)	125,096
Unrealized appreciation on:
Forward foreign exchange contracts	30,145
Receivables:
Interest	3,484,312
Dividends	34,741
Fund shares sold	2,364,116
Investments sold	351,719
Escrow proceeds	194,005
Prepaid expenses	55,218
Total assets	310,746,562

Liabilities:
Written options contracts, at value (premium received $2,110,441)	1,482,750
Premiums paid on credit default swap contracts	2,601,566
Unrealized depreciation on:
Forward foreign exchange contracts	2,242,436
Credit default swap contracts	162,978
Payables:
Investments purchased	2,040,606
Management fee (see note 4)	303,824
Professional fees	120,734
Transfer agent fees and expenses	114,961
Accounting and administrative fees	83,175
Custody fees	25,548
Distribution fees	5,580
Shareholder servicing fees	5,244
Accrued other expenses	32,653
Total liabilities	9,222,055
Net assets	$301,524,507

Net assets consist of:
Paid-in capital (unlimited shares authorized at $0.001 par value common stock)	$292,173,758
Total distributable earnings	9,350,749
Net assets	$301,524,507

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Statement of Assets and Liabilities (continued)
September 30, 2024

Net assets:
Class I	$275,465,038
Class A	11,806,474
Class L	1,116,682
Class T	13,136,313
Shares outstanding:
Class I	11,581,703
Class A	496,844
Class L	47,019
Class T	555,862
Net asset value per share:
Class I	$23.78
Class A	23.76
Maximum offering price per share(1)	25.21
Class L	23.75
Maximum offering price per share(2)	24.80
Class T	23.63
Maximum offering price per share(3)	24.36

(1)	Include a sales charge of 5.75%.
(2)	Include a sales charge of 4.25%.
(3)	Include a sales charge of 3.00%.

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Statement of Operations
For the Year Ended September 30, 2024

Investment income:
Interest income(1)	$30,146,480
Dividend income	313,135
Total investment income	30,459,615

Expenses:
Management fee (see note 4)	3,882,362
Transfer agent fees and expenses	444,080
Accounting and administrative fees	410,177
Professional fees	390,299
Custody fees	143,258
Registration fees	86,564
Shareholder reporting fees	79,843
Chief financial officer fees (see note 15)	54,390
Trustee fees (see note 15)	52,148
Chief compliance officer fees (see note 15)	36,399
Insurance expense	23,542
Distribution fees Class L (see note 7)	4,561
Distribution fees Class T (see note 7)	64,896
Shareholder servicing fees Class A (see note 7)	24,638
Shareholder servicing fees Class L (see note 7)	4,562
Shareholder servicing fees Class T (see note 7)	32,448
Other expenses	49,035
Total expenses	5,783,202
Expenses waived by adviser (see note 5)	(660,488)
Net expenses	5,122,714
Net investment income	25,336,901

Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	7,318,239
Foreign currency transactions	113,451
Forward foreign exchange contracts	(1,144,939)
Swap contracts	(2,298,860)
Total net realized gain	3,987,891

Net change in unrealized appreciation (depreciation) on:
Investments	(573,440)
Foreign currency translations	2,428
Forward foreign exchange contracts	(3,201,584)
Swap contracts	233,912
Purchased options contracts	(1,985,688)
Written options contracts	627,691
Total net change in unrealized depreciation	(4,896,681)
Net realized and unrealized loss	(908,790)
Net increase in net assets resulting from operations	$24,428,111

(1)	Net of foreign withholding taxes of $0.

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Statements of Changes in Net Assets

	Year Ended September 30, 2024	Year Ended September 30, 2023
Increase in net assets resulting from operations:
Net investment income	$25,336,901	$9,023,732
Net realized gain	3,987,891	4,141,058
Net change in unrealized appreciation (depreciation)	(4,896,681)	768,255
Net increase in net assets resulting from operations	24,428,111	13,933,045

Distributions to shareholders:
Class I	(17,439,968)	(10,834,466)
Class A	(844,400)	(775,472)
Class L	(147,961)	(233,808)
Class T	(1,029,867)	(1,322,700)
Total distributions to shareholders	(19,462,196)	(13,166,446)

Capital transactions:
Proceeds from shares sold:
Class I	166,015,242	83,395,458
Class A*	6,139,232	6,027,822
Class T*	2,619,958	6,171,927
Reinvestment of distributions:
Class I	6,705,196	8,514,111
Class A	480,028	469,766
Class L	147,961	233,809
Class T	648,652	919,537
Cost of shares repurchased:
Class I	(31,985,424)	(9,221,184)
Class A	(3,905,443)	(31,066)
Class L	(1,001,110)	—
Class T	(2,094,703)	(2,175,931)
Net increase in net assets from capital transactions	143,769,589	94,304,249
Total increase in net assets	148,735,504	95,070,848

Net assets:
Beginning of year	152,789,003	57,718,155
End of year	$301,524,507	$152,789,003

Capital share transactions:
Shares sold:
Class I	7,011,668	3,598,424
Class A	259,548	259,176
Class T	112,881	266,682
Shares reinvested:
Class I	286,959	377,918
Class A	20,560	20,801
Class L	6,353	10,415
Class T	28,007	41,144
Shares repurchased:
Class I	(1,358,022)	(399,708)
Class A	(166,558)	(1,374)
Class L	(41,800)	—
Class T	(88,293)	(96,343)
Net increase from capital share transactions	6,071,303	4,077,135

*	Net of sales charges.

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Statement of Cash Flows
For the Year Ended September 30, 2024

Cash flows from operating activities:
Net increase in net assets from operations	$24,428,111
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investments	(467,735,517)
Proceeds from redemptions, sales, or other dispositions of investments	358,480,593
Accretion of discount	(13,767,081)
Net realized (gain) loss on:
Investments	(7,318,239)
Foreign currency transactions	(113,451)
Forward foreign exchange contracts	1,144,939
Swap contracts	2,298,860
Principal paydowns	1,463,126
Net change in unrealized (appreciation) depreciation on:
Investments	573,440
Foreign currency translations	(2,428)
Forward foreign exchange contracts	3,201,584
Swap contracts	(233,912)
Purchased options contracts	1,985,688
Written options contracts	(627,691)
Change in operating assets and liabilities:
Assets:
Fund shares sold	2,215,822
Investments sold	123,914
Interest	(1,077,888)
Escrow proceeds	(131,931)
Prepaid expenses	(23,536)
Liabilities:
Investments purchased	(12,581,257)
Management fee	187,946
Custody fees	(24,168)
Accounting and administration fees	34,703
Professional fees	7,890
Transfer agent fees and expenses	71,507
Distribution fees	424
Shareholder servicing fees	600
Accrued other expenses	20,141
Net cash used in operating activities	(107,397,811)

Cash flows from financing activities:
Proceeds from shares sold	174,774,432
Payments for shares repurchased	(38,986,680)
Cash distributions paid, net of reinvestment	(11,480,359)
Net cash provided by financing activities	124,307,393

Effect of foreign exchange rate changes in cash	(4,230,644)

Net change in cash and cash equivalents	12,678,938

Cash, restricted cash, and foreign currency at beginning of period	4,426,752

Cash, restricted cash, and foreign currency at end of period	$17,105,690

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Statement of Cash Flows (continued)
For the Year Ended September 30, 2024

Supplemental schedule of non-cash activity:
Reinvestment of distributions	$7,981,837

Reconciliation of cash, restricted cash, and foreign currency at the beginning of year to the Statement of Assets and Liabilities
Cash	$50,000
Restricted cash:
Deposits held at broker for forward contracts	1,480,000
Deposits held at broker for swap contracts	1,177,365
Foreign currency	1,719,387
$4,426,752
Reconciliation of cash, restricted cash, and foreign currency at the end of year to the Statement of Assets and Liabilities
Cash	$50,000
Restricted cash:
Deposits held at broker for forward contracts	10,040,000
Deposits held at broker for swap contracts	6,890,594
Foreign currency	125,096
$17,105,690

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Financial Highlights
For a share of common stock outstanding throughout the periods indicated

Period ending September 30,	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Distributions to shareholders from return of capital	Total distributions	Net asset value, end of period	Total return(2)	Gross expenses(3)	Net expenses(3),(4)	Net investment income(4)	Net assets, end of period (in thousands)	Portfolio turnover rate
Class I
2024	$23.13	$2.72	$(0.06)	$2.66	$(1.77)	$(0.24)	$—	$(2.01)	$23.78	11.92%	2.55%	2.25%	11.46%	$275,465	77%
2023	22.80	2.16	1.41	3.57	(2.84)	(0.40)	—	(3.24)	23.13	16.66	2.82	2.25	9.32	130,454	60
2022	29.37	1.99	1.89	3.88	(3.55)	(6.90)	—	(10.45)	22.80	16.93	3.46	2.25	8.04	47,067	72
2021	23.94	1.22	5.26	6.48	(1.05)	—	—	(1.05)	29.37	27.25	3.05	2.28	4.55	35,866	98
2020	25.20	0.71	(0.59)	0.12	(0.48)	(0.16)	(0.74)	(1.38)	23.94	0.64	3.06	2.32	2.98	52,398	130
Class A
2024	23.11	2.69	(0.09)	2.60	(1.71)	(0.24)	—	(1.95)	23.76	11.68	2.80	2.50	11.36	11,806	77
2023	22.79	2.03	1.48	3.51	(2.79)	(0.40)	—	(3.19)	23.11	16.38	3.07	2.50	8.80	8,857	60
2022	29.37	1.95	1.86	3.81	(3.49)	(6.90)	—	(10.39)	22.79	16.61	3.71	2.50	7.93	2,386	72
2021	23.94	1.45	4.97	6.42	(0.99)	—	—	(0.99)	29.37	26.96	3.30	2.53	5.33	1,454	98
2020	25.20	0.65	(0.59)	0.06	(0.46)	(0.16)	(0.70)	(1.32)	23.94	0.39	3.31	2.57	2.72	1,145	130
Class L
2024	23.09	2.76	(0.22)	2.54	(1.64)	(0.24)	—	(1.88)	23.75	11.41	3.05	2.75	11.71	1,117	77
2023	22.77	2.19	1.25	3.44	(2.72)	(0.40)	—	(3.12)	23.09	16.06	3.32	2.75	9.48	1,904	60
2022	29.35	1.80	1.94	3.74	(3.42)	(6.90)	—	(10.32)	22.77	16.33	3.96	2.75	7.28	1,641	72
2021	23.94	1.38	4.96	6.34	(0.93)	—	—	(0.93)	29.35	26.64	3.55	2.78	5.08	1,410	98
2020	25.20	0.60	(0.60)	—	(0.44)	(0.16)	(0.66)	(1.26)	23.94	0.13	3.56	2.82	2.49	1,114	130
Class T
2024	23.00	2.55	(0.08)	2.47	(1.60)	(0.24)	—	(1.84)	23.63	11.10	3.30	3.00	10.88	13,136	77
2023	22.70	2.05	1.33	3.38	(2.68)	(0.40)	—	(3.08)	23.00	15.80	3.57	3.00	8.90	11,573	60
2022	29.31	1.86	1.80	3.66	(3.37)	(6.90)	—	(10.27)	22.70	16.01	4.21	3.00	7.62	6,624	72
2021	23.93	1.43	4.84	6.27	(0.89)	—	—	(0.89)	29.31	26.32	3.80	3.03	5.26	3,037	98
2020	25.20	0.44	(0.50)	(0.06)	(0.42)	(0.16)	(0.63)	(1.21)	23.93	(0.11)	3.81	3.07	1.86	1,636	130

(1)	Based on average shares outstanding during the period.
(2)	Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period, reinvestment of all distributions during the period and does not include payment of the maximum sales charge. The return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Financial Highlights (continued)
For a share of common stock outstanding throughout the periods indicated

(3)	Percentages shown include interest expense. Gross and net expense ratios, respectively, excluding interest expense are as follows:

	Gross Expenses	Net Expenses(4)
Class I
2024	2.55%	2.25%
2023	2.82	2.25
2022	3.45	2.25
2021	3.02	2.25
2020	3.01	2.27
Class A
2024	2.80	2.50
2023	3.07	2.50
2022	3.70	2.50
2021	3.27	2.50
2020	3.26	2.52
	Gross Expenses	Net Expenses(4)
Class L
2024	3.05%	2.75%
2023	3.32	2.75
2022	3.95	2.75
2021	3.52	2.75
2020	3.51	2.77
Class T
2024	3.30	3.00
2023	3.57	3.00
2022	4.20	3.00
2021	3.77	3.00
2020	3.76	3.02

(4)	The contractual fee and expense waiver is reflected in both the net expense and net investment income (loss) ratios (see Note 5). Effective November 19, 2018, the Adviser agreed to reimburse and/or pay “ordinary operating expenses” that exceed 0.50% per annum of the Fund’s average daily net assets.

Credit Facility, period ended:	September 30, 2024	September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020
Senior securities, end of period (000’s)	$—	$—	$—	$—	$—
Asset coverage, per $1,000 of senior security principal amount	—	—	—	—	—
Asset coverage ratio of senior securities	—%	—%	—%	—%	—%

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements
September 30, 2024

1. Organization

BlueBay Destra International Event-Driven Credit Fund (the “Fund”) was established as a Delaware statutory trust on November 13, 2017. The Fund is registered with the Securities and Exchange Commission (the “SEC”) as a diversified, closed-end management investment company that operates as an “interval fund” under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund currently offers four classes of Shares, Classes I, A, L, and T. All classes of Shares have equal rights and voting privileges, except in matters affecting a single class. The Fund has adopted a fundamental policy to make a quarterly repurchase offer (“Repurchase Offer”) between 5% and 25% of the Fund’s outstanding Shares. The Fund’s inception date was May 9, 2018 (Class I Shares). The Fund’s commencement of investment operations date was on the business day following the inception date.

The Fund’s investment adviser is Destra Capital Advisors LLC (the “Adviser”), the Fund’s sub-adviser is RBC Global Asset Management (UK) Limited (the “Sub-Adviser” or “RBC BlueBay”). RBC Global Asset Management (U.S.) Inc. (the “Former Sub-Sub-Adviser”) previously served as investment sub-sub-adviser to the Fund through November 10, 2022. The Sub-Adviser and Former Sub-Sub-Adviser are wholly-owned subsidiaries of Royal Bank of Canada (“RBC”).

The Fund’s investment objective is to provide attractive total returns, consisting of income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets (including borrowings for investment purposes) in credit related instruments and/or investments that have similar economic characteristics as credit related instruments that are considered by the Fund to have the potential to provide a high level of total return. Credit related instruments include bonds, debt securities and loans issued by various U.S. and non-U.S. public- or private-sector entities, including issuers in emerging markets, derivatives and cash equivalents. There is no limit on the credit quality, duration or maturity of any investment in the Fund’s portfolio. Under normal market conditions, the Fund will invest at least 40% of its total assets in securities of non-U.S. issuers, which may include those in emerging markets.

The Fund focuses on investing in long and short positions of debt (fixed or floating rate bonds and loans) or equity securities, including exchange-traded funds, preferred stock, warrants, and options on these securities, depositary receipts such as American Depositary Receipts, and derivatives such as futures and options on futures. These investments may be traded over-the-counter or on an exchange. The Fund may invest in issuers of any size, and in U.S. and non-U.S. issuers. Under normal market conditions, the Fund’s investments in equity securities, at the time of investment, will be limited to 20% of its total assets.

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

2. Significant Accounting Policies

(a) Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statement of assets and liabilities. Actual results could differ from those estimates.

(b) Investment Income, Expenses and Distributions

Investment income, expenses other than class specific expenses and realized and unrealized gains and losses are allocated daily to each class of Shares based upon the proportion of the net asset value (“NAV”) of each class of Shares at the beginning of each day. Investment transactions are recorded on a trade-date basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund distributes net investment income, if any, quarterly and net realized gains (net of any capital loss carryovers) annually. Discounts and premiums on securities purchased are accreted and amortized using the yield-to-maturity method over the lives of the respective securities. Withholding taxes on foreign interest have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2024

(c) Cash and Restricted Cash

Cash and cash equivalents include U.S. dollar deposits at bank accounts at amounts which may exceed insured limits. The Fund is subject to risk to the extent that the institutions may be unable to fulfill their obligations. As of September 30, 2024, the Fund has restricted cash in the amount of $16,930,594. The restricted cash represents deposits held at brokers as collateral for various derivative contracts.

(d) Investment Valuation

The Board of Trustees of the Fund (“the Board”) has approved valuation procedures for the Fund (the “Valuation Procedures”) which are used for determining the fair value of any Fund investments for which a market quotation is not readily available. The valuation of the Fund’s investments is performed in accordance with the principles found in Rule 2a-5 of the 1940 Act and in conjunction with FASB’s Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820-10). The Board has designated the Adviser as the valuation designee of the Fund. As valuation designee, the Adviser performs the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Valuation Procedures. In furtherance of its duties as valuation designee, the Adviser has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and oversee the day-to-day functions related to the fair valuation of the Fund’s investments. The Valuation Committee may consult with representatives from the Fund’s Sub-Adviser, outside legal counsel, or other third-party consultants in their discussions and deliberations.

In determining NAV, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments, including futures and options contracts, generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Fund’s Sub-Adviser. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

For non-U.S. traded securities whose principal local markets close before the close of the NYSE, the Fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. The Fund may rely on an independent fair valuation service in making any such fair value determinations. If the Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Fund’s Shares.

In certain situations, the valuation designee may use the fair value of a portfolio instrument if such portfolio instrument is not priced by a pricing service, if the pricing service’s price is deemed unreliable or if events occur after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect NAV. A portfolio instrument that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because non-U.S. portfolio instruments may trade on days when Fund Shares are not priced, the value of portfolio instruments held by the Fund can change on days when Fund Shares cannot be redeemed. The valuation designee expects to use fair value pricing primarily when a portfolio instrument is not priced by a pricing service or a pricing service’s price is deemed unreliable.

Due to the subjective nature of fair value pricing, the Fund’s value for a particular portfolio instrument may be different from the last price determined by the pricing service or the last bid or ask price in the market.

Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates fair value. The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Below is a description of factors that may be considered when valuing securities for which no active secondary market exists:

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2024

Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

For private company equity interests, various factors may be considered in determining fair value, including but not limited to multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a private company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.

Other factors that may be considered in valuing securities include private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the private companies, the acquisition price of such investment or industry practices in determining fair value. The valuation designee may also consider the size and scope of a private company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/ or the size of the private company relative to comparable firms, as well as such other factors as the valuation designee, in consultation with any third-party valuation or pricing service, if applicable, may consider relevant in assessing fair value.

If the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.

Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with the Valuation Procedures. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by the valuation designee, under the supervision of the Board.

Swaps typically will be valued using valuations provided by a third-party pricing service. Such pricing service valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers.

(e) Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, transfer or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2024

by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

(f) Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, since its commencement of operations, the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(g) Derivatives

Swap Contracts — The Fund may engage in various swap transactions, including forward rate and interest rate agreements, primarily to manage risk, or as alternatives to direct investments. The Fund may also engage in exchange traded credit default swaps, which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default, refinancing or bankruptcy). The Fund engaged in credit default swaps to protect against credit events and interest rate swaps to hedge currency risks.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection) and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as net change in unrealized appreciation/(depreciation) on the statement of operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the statement of assets and liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value.

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as net change in unrealized appreciation/(depreciation) on the statement of operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the statement of assets and liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. As of September 30, 2024, the Fund did not have any outstanding interest rate swap contracts.

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund discloses swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of September 30, 2024, the Fund had one outstanding credit default swap contract.

Foreign Exchange Contracts — The Fund may enter into foreign currency exchange contracts. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge various investments, for investment purposes, for risk management and/or in a manner intended to increase income or gain to the Fund. All foreign currency exchange contracts are market-to-market daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction, or by the delivery, or receipt, of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2024

Options — The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be affected when the Fund so desires. The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

(h) Restricted Securities

Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Board.

Additional information on each illiquid and restricted investment held by the Fund at September 30, 2024 is as follows:

Security	Acquisition Date	Cost	Value	Percentage of Net Assets
Ahmad Hamad Al Gosaibi & Brothers TL, 0.000%	10/28/2021	$1,546	$152,383	0.05%
Ahmad Hamad Al Gosaibi & Brothers TL, 0.000%	2/11/2022	—	180,803	0.06
Ahmad Hamad Al Gosaibi & Brothers TL, 0.000%	9/27/2022	87,971	468,750	0.16
Bond HoldCo SA, Common Shares	5/31/2024	3,601	55,536	0.02
Compact Bidco BV Facility, 20.000%	6/3/2024	7,048,673	8,095,524	2.68
Floatel International, Ltd., Warrants, 03/16/2025	1/13/2021	27,075	—	—
Frigo Debtco PLC, Common Shares	2/21/2023	—	19,942	0.01
Frigo Newco 1 Ltd., Common Shares	10/30/2023	224,493	32,042	0.01
Government of Bahamas, 7.757%	7/30/2024	9,015,267	9,601,707	3.18
Gulf Marine Middle East FZE, 8.601%	3/29/2023	2,200,424	2,332,840	0.77
House of Fraser (Funding) PLC, 0.000%	3/27/2019	71,368	10,376	0.00
IFA Holding GmbH TL, 0.000%	8/21/2023	4,367	44,764	0.01
IFA Holding GmbH TL, 4.000%	8/21/2023	126,636	358,113	0.12
IFA Holding GmbH TL2, 7.636%	2/11/2022	1,111,298	1,221,437	0.41
IFA Holding GmbH TL3, 7.636%	2/11/2022	1,006,897	1,105,110	0.37
KCA Deutag, Common Shares	2/15/2021	7,591,391	8,076,206	2.68
Leoni AG, 7.367%	11/30/2023	14,559,593	16,717,637	5.54

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2024

Security	Acquisition Date	Cost	Value	Percentage of Net Assets
Paper Industries TopCo, Ltd., Common Shares	5/20/2019	$626,356	$373,885	0.12%
Paper Industries TopCo, Ltd., Warrants, 06/23/2025	5/17/2024	—	267	0.00
Praesidiad, Ltd., 0.000%	6/6/2024	329,454	338,139	0.11
Praesidiad, Ltd., 0.000%	6/11/2024	300,804	313,091	0.10
Praesidiad, Ltd., 0.000%	6/12/2024	6,100,369	2,967,942	0.98
Praesidiad, Ltd., 0.000%	6/12/2024	2,563,380	2,875,755	0.95
Praesidiad, Ltd., 11.926%	11/8/2023	601,066	678,539	0.23
Praesidiad, Ltd., Common Shares	5/28/2024	—	—	—
Quintis Australia Pty, Ltd., Common Shares	10/30/2019	—	—	—
Takko Fashion GmbH, 12.500%	2/23/2023	5,113,203	4,448,139	1.48
Takko Fashion Sarl, 12.500%	2/23/2023	1,943,396	1,874,371	0.62
Takko, A Shares	2/23/2023	—	203,479	0.07
Takko, B Shares	2/23/2023	—	203,479	0.07
Takko, C Shares	2/23/2023	—	203,479	0.07
Takko, D Shares	2/23/2023	—	203,480	0.07
Takko, E Shares	2/23/2023	—	203,480	0.07
Takko, F Shares	2/23/2023	—	203,480	0.07
Takko, G Shares	2/23/2023	—	203,480	0.07
Takko, H Shares	2/23/2023	—	203,480	0.07
Takko, I Shares	2/23/2023	—	203,480	0.07
Takko, J Shares	2/23/2023	—	203,480	0.07
Teide, Ltd.	3/22/2022	—	—	—
Varta AG, 8.796%	3/7/2024	4,980,105	2,238,246	0.74
Varta AG, 7.130%	3/7/2024	3,710,518	1,657,960	0.55
Voyager Aviation Holdings LLC, Common Shares	3/25/2019	—	—	—
Voyager Aviation Holdings LLC, Preferred Shares	3/25/2019	49,712	4	0.00
		$69,398,963	$68,274,305	22.65%

(i) Foreign Currency

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

3. Fair Value Measurement

U.S. GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs).

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2024

These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active).

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs used to value the Fund’s assets and liabilities reflected in the Schedule of Investments as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Bank Loans
Bahamas	$—	$—	$9,601,707	$9,601,707
Germany	—	9,462,057	23,343,267	32,805,324
Luxembourg	—	485,677	6,322,510	6,808,187
Netherlands	—	—	8,095,524	8,095,524
Norway	—	599,137	—	599,137
Saudi Arabia	—	—	801,936	801,936
Singapore	—	650,223	—	650,223
Spain	—	8,153,363	—	8,153,363
United Arab Emirates	—	—	2,332,840	2,332,840
United Kingdom	—	—	7,173,466	7,173,466
Common Stocks(1)	7,111,496	—	—	7,111,496
Corporate Debt Securities
Bermuda	—	19,603,054	—	19,603,054
Jersey	—	4,908,000	—	4,908,000
Malta	—	10,300,000	—	10,300,000
United States	—	—	33,560	33,560
International Debt Securities
Bermuda	—	16,304,917	—	16,304,917
Canada	—	7,204,713	—	7,204,713
Germany	—	7,802,309	—	7,802,309
Luxembourg	—	21,618,457	264,266	21,882,723
Netherlands	—	1,804,531	—	1,804,531
Norway	—	1,384,198	—	1,384,198
Sweden	—	9,814,789	—	9,814,789
United Kingdom	—	22,339,891	10,376	22,350,267
International Equities
Bermuda	10,602,964	—	—	10,602,964
Luxembourg	—	—	2,034,797	2,034,797
Norway	11,089,064	2,594,826	—	13,683,890
Singapore	—	—	—	—
United Kingdom	14,267,826	—	—	14,267,826

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2024

	Level 1	Level 2	Level 3	Total
Private Companies
Australia	$—	$—	$666	$666
Bermuda	—	—	—	—
Luxembourg	1,291	—	374,152	375,443
United Kingdom	—	—	8,183,726	8,183,726
United States	—	—	4	4
Purchased Options Contracts	2,857,383	—	—	2,857,383
Short-Term Investments	27,593,653	—	—	27,593,653
Total	$73,523,677	$145,030,142	$68,572,797	$287,126,616

	Level 1	Level 2	Level 3	Total
Written Options Contracts	$(1,482,750)	$—	$—	$(1,482,750)

(1)	All sub-categories represent Level 1 evaluation status.

The following is a summary of valuation inputs used to measure the Fund’s assets and liabilities of other financial instruments that are derivative instruments not reflected in the Schedule of Investments as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Forward Foreign Exchange Contracts	$—	$(2,212,291)	$—	$(2,212,291)
Swap Contracts	—	(162,978)	—	(162,978)
Total	$—	$(2,375,269)	$—	$(2,375,269)

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2024

The following is a reconciliation of investments in which significant Level 3 unobservable inputs were used in determining fair value as of September 30, 2024:

Investments	Balance as of September 30, 2023	Purchase of Investments(1)	Proceeds from Sale of Investments(2)	Net Realized Gain (Loss) on Investments	Amortization of Premium and Accretion of Discount	Net Change in Unrealized Appreciation (Depreciation) on Investments	Balance as of September 30, 2024	Net Change in Unrealized Appreciation (Depreciation) Attributable to Level 3 Investments Held at September 30, 2024
Bank Loans
Bahamas	$—	$12,006,772	$(3,121,748)	$119,327	$10,916	$586,440	$9,601,707	$586,440
Germany	1,010,228	22,200,957	18,253	—	1,899,959	(1,786,130)	23,343,267	(1,786,129)
Luxembourg	5,426,384	231,563	—	—	(454,569)	1,119,132	6,322,510	1,119,132
Netherlands	—	7,048,673	—	—	—	1,046,851	8,095,524	1,046,851
Saudi Arabia	799,225	—	(21,693)	—	—	24,404	801,936	24,404
United Arab Emirates	2,577,122	—	(588,879)	56,732	211,731	76,134	2,332,840	120,438
United Kingdom	—	10,378,350	(651,294)	—	168,016	(2,721,606)	7,173,466	(2,721,606)
Corporate Debt Securities
Bermuda	—	—	—	—	—	—	—	—
United States	111,090	—	(39,295)	(2,505)	—	(35,730)	33,560	(35,730)
International Debt
Luxembourg	—	269,706	—	—	—	(5,440)	264,266	(5,440)
United Kingdom	42,548	6,495	—	—	—	(38,667)	10,376	(38,667)
International Equities
Luxembourg	45	—	—	—	—	2,034,752	2,034,797	2,034,752
Norway	1,908,811	—	(1,377,411)	—	—	(531,400)	—	—
Singapore	260,490	—	—	—	—	(260,490)	—	(260,490)
Private Companies
Australia	2,937	—	—	—	321	(2,592)	666	(2,592)
Bermuda	213,827	—	(639,928)	639,924	—	(213,823)	—	(4)
Luxembourg	597,249	6,039	—	—	—	(229,136)	374,152	(229,136)
United Kingdom	873,070	6,586,957	—	—	—	723,699	8,183,726	723,699
United States	4	—	—	—	—	—	4	—
Total Investments	$13,823,030	$58,735,512	$(6,421,995)	$813,478	$1,836,374	$(213,602)	$68,572,797	$575,922

(1)	Includes acquisitions related to corporate actions.
(2)	Includes return of capital.

During the year ended September 30, 2024, there were no transfers into or out of any levels.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2024

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of September 30, 2024:

Investments	Fair Value as of September 30, 2024	Valuation Techniques	Unobservable Inputs	Range of Inputs (Simple Average)	Impact on Valuation from an Increase in Input
Bank Loans
Bahamas
Government of Bahamas	$9,601,707	Market Approach	Indicative Broker Quotes	CHF 100.00	Increase

Germany
IFA Holding GmbH TL	358,113	Market Approach	Indicative Broker Quotes	EUR 75.00 – EUR 85.00 (EUR 80.00)	Increase
IFA Holding GmbH TL	44,764	Market Approach	Indicative Broker Quotes	EUR 5.00 – EUR 15.00 (EUR 10.00)	Increase
IFA Holding GmbH TL2	1,221,437	Market Approach	Indicative Broker Quotes	EUR 75.00 – EUR 85.00 (EUR 80.00)	Increase
IFA Holding GmbH TL3	1,105,110	Market Approach	Indicative Broker Quotes	EUR 75.00 – EUR 85.00 (EUR 80.00)	Increase
Leoni AG	16,717,637	Market Approach	Indicative Broker Quotes	EUR 82.00 – EUR 87.00 (EUR 84.50)	Increase
Varta AG	2,238,246	Market Approach	Indicative Broker Quotes	EUR 30.00	Increase
Varta AG	1,657,960	Market Approach	Indicative Broker Quotes	EUR 30.00	Increase

Luxembourg
Takko Fashion Sarl	1,874,371	Market Approach	Indicative Broker Quotes	EUR 105.00 – EUR 110.00 (EUR 107.50)	Increase
Takko Fashion GmbH	4,448,139	Market Approach	Indicative Broker Quotes	EUR 98.00 – EUR 99.00 (EUR 98.50)	Increase

Netherlands
Compact Bidco BV Facility	8,095,524	Enterprise Market Value	EV/EBITDA Multiple	EUR 111.90	Increase

Saudi Arabia
Ahmad Hamad Al Gosaibi & Brothers TL	152,383	Market Approach	Indicative Broker Quotes	$4.75 – $5.25 ($5.00)	Increase
Ahmad Hamad Al Gosaibi & Brothers TL	180,803	Market Approach	Indicative Broker Quotes	EUR 4.75 – EUR 5.25 (EUR 5.00)	Increase
Ahmad Hamad Al Gosaibi & Brothers TL	468,750	Market Approach	Indicative Broker Quotes	EUR 4.75 – EUR 5.25 (EUR 5.00)	Increase

United Arab Emirates
Gulf Marine Middle East FZE	2,332,840	Market Approach	Indicative Broker Quotes	$99.00	Increase

United Kingdom
Praesidiad, Ltd.	338,139	Market Approach	Indicative Broker Quotes	EUR 98.50 – EUR 101.50 (EUR 100.00)	Increase
Praesidiad, Ltd.	313,091	Market Approach	Indicative Broker Quotes	EUR 98.50 – EUR 101.50 (EUR 100.00)	Increase
Praesidiad, Ltd.	2,967,942	Market Approach	Indicative Broker Quotes	EUR 34.00 – EUR 42.00 (EUR 38.00)	Increase

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2024

Investments	Fair Value as of September 30, 2024	Valuation Techniques	Unobservable Inputs	Range of Inputs (Simple Average)	Impact on Valuation from an Increase in Input
Praesidiad, Ltd.	2,875,755	Market Approach	Indicative Broker Quotes	EUR 85.00 – EUR 90.00 (EUR 87.50)	Increase
Praesidiad, Ltd.	678,539	Market Approach	Indicative Broker Quotes	EUR 98.50 – EUR 101.50 (EUR 100.00)	Increase

Corporate Debt Securities
United States
Voyager Aviation Holdings LLC	33,560	Liquidation Value	Liquidation Value/Recovery Rate	$0.00001	Decrease

International Debt Securities
Luxembourg
Paper Industries Intermediate Financing Sarl	264,266	Market Approach	Indicative Broker Quotes	EUR 93.025 – EUR 94.475 (EUR 93.75)	Increase

United Kingdom
House of Fraser (Funding) PLC	10,376	Market Approach	Indicative Broker Quotes	GBP 0.058 – GBP 0.147 (GBP 0.1025)	Increase

International Equities
Luxembourg
Takko, A Shares	203,479	Enterprise Market Value	EV/EBITDA Multiple	EUR 0.43	Increase
Takko, B Shares	203,479	Enterprise Market Value	EV/EBITDA Multiple	EUR 0.43	Increase
Takko, C Shares	203,479	Enterprise Market Value	EV/EBITDA Multiple	EUR 0.43	Increase
Takko, D Shares	203,480	Enterprise Market Value	EV/EBITDA Multiple	EUR 0.43	Increase
Takko, E Shares	203,480	Enterprise Market Value	EV/EBITDA Multiple	EUR 0.43	Increase
Takko, F Shares	203,480	Enterprise Market Value	EV/EBITDA Multiple	EUR 0.43	Increase
Takko, G Shares	203,480	Enterprise Market Value	EV/EBITDA Multiple	EUR 0.43	Increase
Takko, H Shares	203,480	Enterprise Market Value	EV/EBITDA Multiple	EUR 0.43	Increase
Takko, I Shares	203,480	Enterprise Market Value	EV/EBITDA Multiple	EUR 0.43	Increase
Takko, J Shares	203,480	Enterprise Market Value	EV/EBITDA Multiple	EUR 0.43	Increase

Private Companies
Australia
Quintis Australia Pty, Ltd., Corporate Debt	666	Liquidation Value	Liquidation Value/Recovery Rate	$7.80	Increase

Luxembourg
Paper Industries TopCo, Ltd., Common Shares	373,885	Market Approach	Indicative Broker Quotes	EUR 0.003 – EUR 0.02 (EUR 0.0115)	Increase
Paper Industries TopCo, Ltd., Warrants, 06/23/2025	267	Market Approach	Indicative Broker Quotes	EUR 0.003 – EUR 0.02 (EUR 0.0115)	Increase

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2024

Investments	Fair Value as of September 30, 2024	Valuation Techniques	Unobservable Inputs	Range of Inputs (Simple Average)	Impact on Valuation from an Increase in Input
United Kingdom
Bond HoldCo SA, Common Shares	55,536	Market Approach	Indicative Broker Quotes	EUR 0.1 – EUR 0.2 (EUR 0.15)	Increase
Frigo Debtco PLC, Common Shares	51,984	Market Approach	Indicative Broker Quotes	EUR 1.00 – EUR 5.00 (EUR 3.00)	Increase
KCA Deutag, Common Shares	8,076,206	Market Approach	Indicative Broker Quotes	$72.00 – $78.50 ($75.25)	Increase
Total Investments(1)	$68,572,793

(1)	Certain Level 3 investments of the Fund, totaling fair value assets of $4, have been recorded at fair value using unadjusted third-party inputs (for example, broker quotes or third-party transactions). As such, these investments are insignificant and have been excluded from the preceding table.

4. Investment Management

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Adviser. Subject to the oversight of the Fund’s Board, the Adviser is responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund either directly or through others selected by it for the Fund.

Under the Investment Management Agreement, the Adviser is entitled to a management fee, calculated and payable monthly in arrears, at the annual rate of 1.75% of the Fund’s average daily Managed Assets during such period (the “Management Fee”). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

The Fund and Adviser have entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with RBC BlueBay. Under the Sub-Advisory Agreement, the Sub-Adviser will receive a sub-advisory fee (the “Sub-Advisory Fee”), payable monthly by the Adviser out of the Management Fee, in accordance with the following table:

	Management Fee Split
Managed Assets	Sub-Adviser	Adviser
Principal Seed Capital at Cost	100%	0%
Next $100 Million over Principal Seed Capital at Cost	70%	30%
In excess of $100 Million over Principal Seed Capital at Cost	60%	40%

Prior to November 10, 2022, the Sub-Adviser had an investment sub-sub-advisory agreement (the “Sub-Sub-Advisory Agreement”) with the Former Sub-Sub-Adviser. Under the Sub-Sub-Advisory Agreement, the Former Sub-Sub-Adviser had received a sub-sub-advisory fee equal to the costs incurred by the Former Sub-Sub-Adviser in providing advisory services to the Fund plus a margin of 10% of such costs.

5. Expense Limitation

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed to reimburse and/or pay or absorb, on a monthly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.50% per annum of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation may be adjusted for different classes of Shares to account for class-specific expenses.

In consideration of the Expense Limitation Agreement, the Fund has agreed to repay the Adviser pro rata in the amount of any Fund expense paid or waived by it, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the date such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current Expense Limitation, if any, and the Expense Limitation that was in effect at the time when the Adviser reimbursed, paid or absorbed the ordinary operating expenses that are the subject of the repayment, to be exceeded. Unless earlier terminated by the Board, the Expense Limitation Agreement will remain in effect until January 31, 2035, and will automatically continue in effect for successive twelve-month periods thereafter. The Adviser may not terminate the Expense Limitation Agreement during the initial term. After the initial term, either the Board or the Adviser may terminate the Expense Limitation Agreement upon 30 days’ written notice. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” consist of all ordinary expenses of the Fund,

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2024

including administration fees, transfer agent fees, organization and offering expenses, fees paid to the Fund’s Trustees, legal fees related to the organization and offering of the Fund, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) Management Fee, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution and/or shareholder servicing fees, if any, (f) acquired fund fees and expenses, and (g) extraordinary expenses.

For the year ended September 30, 2024, the Adviser waived expenses totaling $660,488 that are subject to reimbursement. As of September 30, 2024, the following amounts are subject to recapture by the Adviser by the following dates:

September 30,	September 30,	September 30,
2025	2026	2027
$541,322	$555,026	$660,488

6. Capital Stock

The Fund engages in a continuous offering of Shares under Rule 415 under the Securities Act of 1933, as amended. The Fund has registered a total of 5,040,000 Shares and is authorized as a Delaware statutory trust to issue an unlimited number of Shares in all classes, with a par value of $0.001. The Fund is offering to sell, through its distributor, Destra Capital Investments LLC (the “Distributor”) its Shares at the then-current NAV per Share. In addition, certain institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. The minimum initial investment (waived in certain circumstances) for Class I, A, L, and T Shares is $100,000, $2,500, $2,500, and $2,500, respectively. There is no minimum for subsequent investments. All Share purchases are subject to approval of the Adviser. The minimum investment requirement may be waived in the Fund’s sole discretion. Monies received will be invested promptly and no arrangements have been made to place such monies in an escrow, trust or similar account.

The Shares have no history of public trading, nor is it intended that the Shares will be listed on a public exchange at this time, if ever. No secondary market is expected to develop for the Fund’s Shares; liquidity for the Shares will be provided only through quarterly Repurchase Offers for no less than 5% and no more than 25% of the Fund’s outstanding Shares pursuant to Rule 23c-3 of the 1940 Act, and there is no guarantee that an investor will be able to sell all the Shares that the investor desires to sell in the Repurchase Offer. If shareholders tender more than the Repurchase Offer amount for any given Repurchase Offer, the Fund may repurchase up to an additional 2% of the outstanding Shares. If Fund shareholders tender more Shares than the Fund decides to repurchase, the Fund will repurchase the Shares on a pro rata basis, subject to limited exceptions. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in the Fund’s Shares may be speculative and involves a high degree of risk, including the risks associated with leverage.

During the year ended September 30, 2024, the Fund had four Repurchase Offers as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
December 18, 2023	January 22, 2024	5%	4.99%	411,685
March 18, 2024	April 22, 2024	5%	3.14%	312,756
June 17, 2024	July 22, 2024	6%*	5.20%	601,226
September 16, 2024	October 21, 2024	5%	4.20%	542,907

*	The Fund opted to increase the number of Shares offered to repurchase by 1% to avoid proration.

7. Distribution and Shareholder Servicing Plans

Class L and Class T Shares have adopted a distribution plan (the “Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% and 0.50% of the average daily net assets of Class L and Class T Shares, respectively. Payments are made to the Distributor, who may make ongoing payments to financial intermediaries based on the value of Shares held by such intermediaries’ customers.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2024

Class A, Class L and Class T Shares have adopted a shareholder servicing plan (the “Servicing Plan”) under which the Fund may compensate financial industry professionals or firms for providing ongoing services in respect of customers who own Class A, Class L or Class T Shares of the Fund. The Servicing Plan permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class A, Class L and Class T Shares, respectively.

8. Investment Transactions

Purchases and sales of investments, excluding short-term U.S. government securities and short-term obligations, for the year ended September 30, 2024, were $250,062,527 and $137,380,367, respectively.

9. Revolving Credit Facility

The Fund previously had a secured revolving line of credit facility with BNP Paribas (the “Credit Facility”) with no stated maturity date. The Fund could borrow an amount up to the lesser of the Credit Facility maximum commitment financing of $500,000,000 or one-third of the value of its total assets, with an interest rate on borrowings of 3 -month LIBOR plus 0.90% per annum. Effective November 22, 2023, the Fund’s Credit Facility with BNP Paribas has been terminated. During the year ended September 30, 2024, there were no borrowings on this agreement.

10. Asset Coverage

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements. With respect to senior securities representing indebtedness, such as the Credit Facility, the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. If the Fund’s asset coverage declines below 300%, the Fund would be prohibited under the 1940 Act from incurring additional debt or making certain distributions to its shareholders.

Please refer to the Fund’s Financial Highlights for summary of the Fund’s asset coverage with respect to senior securities.

11. Other Derivative Information

The following is a summary of the average quarterly notional value of derivatives as of September 30, 2024, as well as the notional value outstanding as of September 30, 2024:

	Average Quarterly Notional Value	Notional Value Outstanding
Forward foreign exchange contracts purchased long	$2,261,583	$2,882,915
Forward foreign exchange contracts sold short	122,191,648	171,269,496
Credit default swap contracts	24,381,364	28,754,452
Purchased options contracts	46,130,000	184,520,000
Written options contracts	40,363,750	161,455,000

The effects of these derivative instruments on the Fund’s financial positions and financial performance are reflected in the Statement of Assets and Liabilities (“SAL”) and Statement of Operations, and are presented in the table below. The values of derivative instruments as of September 30, 2024 by risk category are as follows:

	Risk Category
Derivative Assets (Liabilities)	Foreign Currency Risk	Credit Risk	Equity Risk
Unrealized appreciation on forward foreign exchange contracts	$30,145	$—	$—
Unrealized depreciation on forward foreign exchange contracts	(2,242,436)	—	—
Unrealized depreciation on swap contracts	—	(162,978)	—
Unrealized depreciation on purchased options contracts	—	—	(1,985,688)
Unrealized appreciation on written options contracts	—	—	627,691
Net	$(2,212,291)	$(162,978)	$(1,357,997)

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2024

	Risk Category
Derivative Realized Gain (Loss)	Foreign Currency Risk	Credit Risk	Equity Risk
Forward foreign exchange contracts	$(1,144,939)	$—	$—
Swap contracts	—	(2,298,860)	—
Net	$(1,144,939)	$(2,298,860)	$—

	Risk Category
Derivative Change in Unrealized Appreciation (Depreciation)	Foreign Currency Risk	Credit Risk	Equity Risk
Forward foreign exchange contracts	$(3,201,584)	$—	$—
Swap contracts	—	233,912	—
Purchased options contracts	—	—	(1,985,688)
Written options contracts	—	—	627,691
Net	$(3,201,584)	$233,912	$(1,357,997)

Offsetting of Assets and Liabilities — Disclosures about offsetting assets and liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. As of September 30, 2024, no master netting arrangements exist related to the Fund. The Fund’s SAL presents derivative instruments on a gross basis, therefore, no net amounts and no offset amounts exist within the SAL to present below. Gross amounts of the derivative instruments, amounts related to financial instruments/cash collateral not offset in the SAL and net amounts are presented below:

	Derivative Assets			Derivative (Liabilities)				Collateral Pledged
Counterparty	Forward Foreign Exchange Contracts	Credit Default Swap Contracts	Written Options Contracts	Forward Foreign Exchange Contracts	Credit Default Swap Contracts	Purchased Options Contracts	Net Derivative Assets (Liabilities)	Financial Instruments	Cash(1)	Net Amount
Brown Brothers Harriman	$21,286	$—	$—	$(569,754)	$—	$—	$(548,468)	$—	$548,468	$—
Citibank, N.A.	—	—	—	—	(162,978)	—	(162,978)	—	162,978	—
Citigroup Global Markets, Inc.	—	—	627,691	—	—	(1,985,688)	(1,357,997)	—	1,357,997	—
JP Morgan	—	—	—	(50)	—	—	(50)	—	50	—
Morgan Stanley & Co. LLC	471	—	—	(572,302)	—	—	(571,831)	—	571,831	—
NatWest Markets Securities, Inc.	8,315	—	—	(907,522)	—	—	(899,207)	—	899,207	—
State Street	73	—	—	(152,940)	—	—	(152,867)	—	152,867	—
Wells Fargo Securities, LLC	—	—	—	(39,868)	—	—	(39,868)	—	39,868	—
	$30,145	$—	$627,691	$(2,242,436)	$(162,978)	$(1,985,688)			$3,733,266

(1)	Amount of excess collateral totaled $13,247,328

12. Federal Tax Information

The Fund qualifies and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the NAV of the Fund.

The Fund complies with FASB interpretation Accounting for Uncertainty in Income Taxes which provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current period. The Fund’s policy is to classify any interest or penalties associated with underpayment of federal and state income taxes as an income tax expense on the Statement of Operations.

Accounting for Uncertainty in Income Taxes requires management of the Fund to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2024

those that are open for exam by the taxing authorities (i.e., the last three tax years and the interim tax period since then).

The Fund has no examination in progress during the year ended September 30, 2024. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Fund’s reported net assets or results of operations as of and during the year ended September 30, 2024. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

At September 30, 2024, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$283,282,413
Gross unrealized appreciation	26,869,612
Gross unrealized depreciation	(24,508,157)
Net unrealized appreciation	$2,361,455

The difference between cost amounts for financial statement and federal income tax purposes, if any, is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of September 30, 2024, the components of accumulated earnings/(deficit) on a tax basis was as follows:

Undistributed ordinary income	$1,977,445
Undistributed long-term capital gains	4,990,269
Tax distributable earnings	6,967,714
Accumulated capital and other losses	—
Unrealized appreciation other	—
Unrealized appreciation on foreign currency translations	21,580
Unrealized appreciation on investments	2,361,455
Total distributable earnings	$9,350,749

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. For the tax year ended September 30, 2024, the Fund did not have any qualified post-October capital losses or post-December ordinary losses.

The tax character of distributions paid during the years ended September 30, 2024 and September 30, 2023 was as follows:

	2024	2023
Distributions paid from:
Ordinary income	$18,036,818	$13,166,446
Return of capital	—	—
Net long-term capital gains	1,425,378	—
Total distributions paid	$19,462,196	$13,166,446

To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carry forward. Future capital loss carry forward utilization in any given year may be subject to Internal Revenue Code limitations.

The Fund did not have any capital loss carry forward to utilize during the year ended September 30, 2024.

13. Offering Price Per Share

A maximum front-end sales load of 5.75% for Class A Shares, 4.25% for Class L Shares and 3.00% for Class T Shares is imposed on purchases. Class I Shares are not subject to a sales load. For the year ended September 30, 2024, there were $322,043 in sales charges received by broker dealers and $42,660 in sales charges received by affiliates.

14. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of September 30, 2024, there was no ownership in the Fund over 25%.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2024

15. Trustees and Officers

The Destra Fund Complex (consisting of the Fund, the Destra Flaherty & Crumrine Preferred and Income Fund, a series of the Destra Investment Trust, and the Destra Multi-Alternative Fund) pays each Independent Trustee a retainer of $39,000 per year, and the Chairman of the Board a retainer of $46,000 per year for their services in this capacity. Each fund in the Destra Fund Complex pays a portion of the retainer received by each Trustee, which is allocated annually across the Destra Fund Complex based on each fund’s respective net assets as of December 31 of the preceding year. Trustees are also reimbursed for travel-related and authorized business expenses. The Fund does not pay compensation to Trustees who also serve in an executive officer capacity for the Fund or the Advisers.

Employees of PINE Advisors, LLC (“PINE”) serve as officers of the Fund. PINE receives an annual base fee for the services provided to the Fund. PINE is reimbursed for certain out-of-pocket expenses by the Fund. Chief financial officer and chief compliance officer fees paid by the Fund for the year ended September 30, 2024 are disclosed in the Statement of Operations.

16. Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Investment and Market Risk — An investment in the Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Shares represents an indirect investment in the portfolio of senior loans, corporate bonds and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, the spread of infectious illness (including epidemics and pandemics) or other public health issues, local, regional or global events such as war or military conflict, terrorism, environmental disasters, trade disputes, changes in interest rates and perceived trends in securities prices. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Overall securities values could decline generally or could underperform other investments.

Credit Risk — Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Fund because it will invest in below investment grade securities.

Interest Rate Risk — If interest rates increase, the value of the Fund’s investments generally will decline. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value.

Event-Driven Strategy Risk — Generally, the success of an event-driven strategy depends on the success of the prediction of whether the anticipated corporate event occurs or a successful outcome is achieved as a result of the event. Investing in or seeking exposure to companies in anticipation of an event carries the risk that the event may not happen or may take considerable time to unfold, it may happen in modified or conditional form, or the market may react differently than expected for the event, in which case the Fund may experience loss or fail to achieve a desired rate of return.

Senior Loans Risk — Senior loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Shares. The liquidation value of any collateral securing a senior loan may not satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments. Such collateral may also not be readily liquid.

Subordinated Loans Risk — In addition to risks similar to those of senior loans, subordinated loans do not have the first priority lien on underlying collateral of the loan and any claims will be subordinated to those lienholders with a higher claim. The cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower.

Covenant-Lite Loans Risk — Some of the loans in which the Fund may invest, or get exposure to through its investments in structured securities, may be “covenant-lite,” which means the obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2024

Corporate Bond Risk — The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and intermediate- and longer-term corporate bonds are generally more sensitive to changes in interest rates. The market value of a corporate bond also may be affected by factors directly related to the borrower, such as investors’ perceptions of the creditworthiness of the borrower, the borrower’s financial performance, perceptions of the borrower in the marketplace, performance of management of the borrower, the borrower’s capital structure and use of financial leverage and demand for the borrower’s goods and services. There is a risk that the borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Non-U.S. Securities Risk — The Fund’s investments in non-U.S. securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory events. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

Mezzanine Investments Risk — The Fund may invest in mezzanine debt instruments that are expected to be unsecured and made in companies with capital structures having significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured.

Collateralized Loan Obligations (CLOs) Risk — (i) The underlying obligations of CLOs in which the Fund invests will include subordinated loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in senior loans. CLOs are typically privately offered and sold and may be thinly traded or have a limited trading market. As a result, investments in CLOs may be characterized by the Fund as illiquid securities.

Asset-Backed Securities Risk — Asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements.

Below Investment Grade Rating Risk — Debt instruments that are rated below investment grade are often referred to as “high yield” securities or “junk bonds.” Junk bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. These instruments may be particularly susceptible to economic downturns.

Leverage Risk — The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Special Situations and Stressed Investments Risk — Special situation investments are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Advisers. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time.

Reinvestment Risk — The Fund may reinvest the cash flows received from a security. There is a risk that the interest rate at which interim cash flows can be reinvested will fall.

Inflation/Deflation Risk — Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline.

Emerging Markets Risk — The Fund may invest in securities of issuers in “emerging markets” (or less developed countries). Such investments are particularly speculative and entail all of the risks of investing in non-U.S. securities but to a heightened degree. Emerging markets are more likely to experience hyperinflation and currency devaluations, political instability and abrupt changes in policies. Emerging markets may be subject to more social, political and economic fluctuation than those of developed markets.

Foreign Currency Risk — Changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments, and the amount of distributions, if any, made by the Fund. Should the Fund invest in a debt security denominated in U.S. dollars and issued by an issuer whose functional currency is a currency other than the U.S. dollar, and such currency decreases in value against the U.S. dollar, such issuer’s ability to repay its obligation under the U.S. dollar-denominated security may be negatively impacted.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2024

Sovereign Government and Supranational Debt Risk — Issuers of sovereign debt and supranational debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Fund may be unable to collect all or any part of its investment in a particular issue.

Currency Hedging Risk — The Advisers may seek to hedge all or a portion of the Fund’s foreign currency risk. However, the Advisers cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

Derivatives Risk — The Fund may use derivative instruments including, in particular, swaps (including, total return swaps), synthetic securities, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage.

Swaps Risk — The Fund may also invest in credit default swaps, total return swaps and interest rate swaps, all of which are derivative instruments. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying reference assets. The Fund bears the risk of changes in value in the underlying reference assets. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. In a credit default swap, the protection “buyer” may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on the reference obligation occurs. If a credit event occurs, generally the seller must pay the buyer the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased.

Options and Futures Risk — The Fund may utilize options and futures contracts and so-called “synthetic” options or other derivatives written by broker-dealers or other permissible Financial Intermediaries. When options are purchased, the Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.

Repurchase Agreements and Reverse Repurchase Agreements Risk — The Fund may invest in repurchase agreements. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. Reverse repurchase agreements also involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase.

When-Issued Securities, Forward Commitments and Delayed Delivery Transactions Risk — Securities may be purchased on a “forward commitment” or “when-issued” basis, meaning securities are purchased or sold with payment and delivery taking place in the future (sometimes referred to as “delayed delivery”). From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. If the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous.

Short Sales Risk — When the Fund makes a short sale, if the security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may borrow securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected.

Liquidity Risk — The Fund may invest in securities that, at the time of investment are illiquid. The Fund may also invest in restricted securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Less liquid investments that the Fund may want to invest in may be difficult or impossible to purchase. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities.

Management Risk — The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes or securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2024

Repurchase Policy Risk — Quarterly repurchases by the Fund of its shares typically are funded from available cash or sales of portfolio securities. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Valuation Risk — Illiquid securities must be valued by Destra using fair value procedures. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

17. Subsequent Events

The Fund has evaluated the events and transactions through the date the financial statements were issued and has identified the following for disclosure in the Fund’s subsequent events:

On October 21, 2024, the Fund completed a quarterly Repurchase Offer (see Note 6) resulting in 4.20% of the Fund’s Shares being repurchased.

Bluebay Destra International Event-Driven Credit Fund
Report of Independent Registered Public Accounting Firm
September 30, 2024

To the Shareholders and Board of Trustees of

BlueBay Destra International Event-Driven Credit Fund Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlueBay Destra International Event-Driven Credit Fund (the “Fund”) as of September 30, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations and cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian, brokers, agent banks, and underlying private company management; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Destra Capital Advisors LLC since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2024

Bluebay Destra International Event-Driven Credit Fund
Additional Information
September 30, 2024 (unaudited)

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of Shares of the Fund or of any securities mentioned in this report.

Corporate Dividends Received Deduction — For the fiscal year ended September 30, 2024, 0.00% of the dividends to be paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Fund.

Qualified Dividend Income — Pursuant to Section 854 of the Internal Revenue Code of 1986, the Fund designates income dividends of 1.52% as qualified dividend income paid during the fiscal year ended September 30, 2024.

Long-Term Capital Gain — The Fund designates $1,425,378 as a long-term capital gain distribution paid during the fiscal year ended September 30, 2024.

Proxy Voting — Policies and procedures that the Fund uses to determine how to vote proxies as well as information regarding how the Fund voted proxies for portfolio securities during the most recent 12-month period ended June 30 is available without charge and upon request by calling 877-855-3434, by visiting Destra Capital Investments LLC’s website at www.destracapital.com or on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Bluebay Destra International Event-Driven Credit Fund
Trustees and Officers Information
September 30, 2024 (unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board. The Board consists of four trustees who are not “Interested Persons” of the Fund (as the term “Interested Person” is defined in the 1940 Act). The identity of the Trustees and the Fund’s executive officers and biographical information as of September 30, 2024 is set forth below. The address for each Trustee is c/o BlueBay Destra International Event-Driven Credit Fund, 443 N. Willson Ave., Bozeman, MT 59715. A Trustee’s term of office shall continue until his or her death, resignation or removal.

Name and Birth Year	Trustee Since	Principal Occupation(s) During the past 5 years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee(1)	Other Directorships held by the Trustee during the past five years
Independent Trustees
John S. Emrich, CFA Birth year: 1967	November 2017	Financial Advisor, self-employed, Red Earth Finance LLC (2018 to present), mortgage banker, The Mortgage Company, (2018 to 2021).	3	Meridian Fund, Inc. (registered investment company) (4 portfolios); ArrowMark Financial Corp. (closed-end management investment company)
Michael S. Erickson Birth year: 1952	November 2017	Private Investor (2007 to present); Chief Operating Officer and Chief Financial Officer, Erickson Holding Corp. (a passive real estate holding company) (2003 to present); Chief Operating Officer and Chief Financial Officer, McGee Island LLC (a real estate management company) (2015 to present).	3	Meridian Fund, Inc. (registered investment company) (4 portfolios)
Jeffrey S. Murphy Birth year: 1966	November 2017	Retired (2014 to present).	3	None
Nicholas Dalmaso,(2) Chairman Birth year: 1965	November 2017	Founder and CEO of Sound Capital Holdings LLC, Sound Capital Distributors LLC (a registered broker/dealer) and Sound Capital Solutions LLC (an investment advisor) (2021-present); General Counsel of EquityBee, Inc. (2022-2023); General Counsel (2014-2021) and Chief Compliance Officer (2014-2019) of M1 Holdings, Inc., M1 Finance LLC (a registered broker/dealer) and M1 Advisory Services LLC (an investment advisor).	3	Milliman Variable Insurance Trust (2 portfolios) Flaherty and Crumrine Investment Company (5 closed end funds)

(1)	The Fund Complex consists of the Fund, the Destra Multi-Alternative Fund, and the Destra Flaherty & Crumrine Preferred and Income Fund, the latter being a series of the Destra Investment Trust.
(2)	Prior to February 8, 2021, Mr. Dalmaso was considered an “interested person” of the Fund (as defined in the 1940 Act) because of his former position with Destra. As of February 8, 2021, Mr. Dalmaso is no longer an “interested person.

Bluebay Destra International Event-Driven Credit Fund
Trustees and Officers Information (continued)
September 30, 2024 (unaudited)

The following persons serve as the Fund’s executive officers in the following capacities:

Name and Birth Year	Position(s) Held with the Fund	Principal Occupation(s) During the past 5 years
Robert Watson Birth year: 1965	President since 2017	Partner & Head of Investments (2021 to present); Senior Managing Director and Investment Product Strategist (2011 to 2020), Destra Capital Investments LLC.
Derek Mullins Birth year: 1973	Chief Financial Officer and Treasurer since 2018	Managing Partner and Co-Founder, PINE Advisor Solutions (2018 to present).
Jake Schultz Birth year: 1996	Secretary since 2021	Partner & Director, Portfolio Oversight & Analytics (2021 to Present); Director, Product Management (2020 to 2021); Product Analyst (2018 to 2020), Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Advisors LLC.
Marcie McVeigh Birth year: 1979	Assistant Treasurer since 2020	Managing Director of PFO Services, PINE Advisor Solutions (2020 to present); Assistant Vice President and Performance Measurement Manager, Brown Brothers Harriman (2019 to 2020).
Ken Merritt Birth year: 1961	Assistant Secretary since 2021	Partner & Director, Product Management & Development (2021 to Present); Senior Managing Director, Product Management & Development (2019 to 2021), Destra Capital Management LLC, Destra Capital Advisors LLC and Destra Capital Investments LLC; Senior Managing Director, Fund Operations, Priority Income Fund (2018 to 2019), Destra Capital Management LLC.
Randi Roessler Birth year: 1981	Chief Compliance Officer since 2023	Director, PINE Advisor Solutions (March 2023 to present); Chief Compliance Officer, Davis Selected Advisers, L.P., Davis Funds, Selected Funds, the Clipper Fund Trust, the Davis Fundamental ETF Trust, and Davis Distributors, LLC (2018-2023).

The address for each executive officer is c/o BlueBay Destra International Event-Driven Credit Fund, 443 N. Willson Ave., Bozeman, MT 59715.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling 877-855-3434 or visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Bluebay Destra International Event-Driven Credit Fund
Fund Information

Board of Trustees	Officers	Investment Adviser
John S. Emrich	Robert Watson	Destra Capital Advisors LLC
Michael S. Erickson	President	Bozeman, MT
Jeffrey S. Murphy
Nicholas Dalmaso	Derek Mullins	Sub-Adviser
	Chief Financial Officer and Treasurer	RBC Global Asset Management (UK) Limited
RBC BlueBay
	Randi Roessler	London, United Kingdom
Chief Compliance Officer
Distributor
	Marcie McVeigh	Destra Capital Investments LLC
	Assistant Treasurer	Bozeman, MT

	Jake Schultz	Administrator, Accounting Agent, and Transfer Agent
	Secretary	UMB Fund Services, Inc.
Milwaukee, WI
Ken Merritt
	Assistant Secretary	Custodian
Bank of New York Mellon
New York, NY

Legal Counsel
Faegre Drinker Biddle & Reath LLP
Philadelphia, PA

Independent Registered Public Accounting Firm
Cohen & Company, Ltd
Cleveland, OH

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements generally include words such as “believes,” “expects,” “anticipates” and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward-looking statement.

Privacy Principles of the Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Fund restricts access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your Shares of the Fund?

●	If your Shares are held in a Brokerage Account, contact your respective Broker.

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its audit committee, whom is “independent” within the meaning of Form N-CSR: Mr. Jeff Murphy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The aggregate fees for professional services by Cohen & Company, Ltd. during the fiscal years 2023 and 2024 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended September 30, 2023	$88,920
Fiscal year ended September 30, 2024	$146,000

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”. These fees include amounts related to Form N-17f-2 filings.

Fiscal year ended September 30, 2023	None
Fiscal year ended September 30, 2024	None

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews; performed by Cohen & Company, Ltd.

Fiscal year ended September 30, 2023	$6,500
Fiscal year ended September 30, 2024	$12,000

(d) All Other Fees.

Fiscal year ended September 30, 2023	None
Fiscal year ended September 30, 2024	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) None.

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included as Appendix A.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

The following table provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Principal Occupation During the past 5 years
Adam Phillips	Portfolio Manager	October 2020-Present	2020-present, Head of DM Special Situations 2019-2020, Head of Investments (Blantyre Capital) 2003-2012, Partner and CIO (Marathon Asset Management)

Duncan Farley	Portfolio Manager	Since Inception	2018-present, Portfolio Manager, DM Special Situations 2015-2018 Head of Event Driven Research, Global Leverage Finance

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of September 30, 2024:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets (in thousands)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance (in thousands)
Adam Phillips	Registered Investment Companies	0	$-	0	$-
	Other Pooled Investment Vehicles	2	$236,643	2	$236,643
	Other Accounts	0	$-	0	$-

Duncan Farley	Registered Investment Companies	0	$-	0	$-
	Other Pooled Investment Vehicles	2	$236,643	2	$236,643
	Other Accounts	0	$-	0	$-

Potential Conflicts of Interests

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager also may manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, Destra Capital Advisors LLC (the “Adviser”) and RBC Global Asset Management (UK) Limited (“RBC GAM UK”) have each adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices and oversight by investment management and/or compliance departments.

(a)(3) Compensation Structure of Portfolio Manager(s)

Portfolio manager compensation consists of four components: a Base Salary, an Annual Discretionary Bonus, a Firm Profit Sharing Plan (“PSP”) and a Team Profit Sharing Plan (“TPS”).

All portfolio managers are evaluated and rewarded annually during the yearly compensation review process. RBC GAM UK has a Remuneration Committee which reviews the compensation arrangements annually. Compensation for any given individual is paid according to both quantitative and qualitative considerations. RBC GAM UK also operates an Annual Discretionary Bonus scheme. Remuneration of all investment professionals is geared to fund performance and takes into account the profitable growth of each investment team’s business.

The PSP plan is one in which senior individuals within RBC GAM UK’s investment teams will be eligible to receive units linked to the overall financial performance of RBC Global Asset Management. The pool is calculated based on a fixed percentage of the Net Income before Taxes of the investment management division of RBC Global Asset Management. PSP membership is based on rigid qualifications that effectively limit membership to the most senior analysts and portfolio managers. Among these qualifications are investment success and service leadership over the intermediate and long term, thought leadership, ethical behaviour and contribution to firm culture. PSP units are reviewed annually and approved by the CIO and CEO at the beginning of each fiscal year. The number of units held by each individual does not normally change during the year. The value of each PSP unit is distributed to unit holders based on the number of units that they hold. At the end of each year, an incentive bonus is calculated based on the performance of certain equity and fixed income funds versus their peer groups. This calculation is based on a time-weighted performance measure which includes returns over various periods stretching back to 5 years. The incentive bonus is paid annually and shared among all PSP members on the basis of their relative unit holdings.

The TPS plan is a revenue-sharing agreement between the firm and an individual investment team. Profit generated by an investment team, based on a share of management fees and, in some cases, performance fees, derived from the team’s products, but deducting certain defined direct costs forms the basis of the pool.

Consistent with best practices, a portion of investment professionals’ variable compensation (Annual Discretionary Bonus, PSP and TPS) is subject to a 3-year mandatory deferral. This deferral applies to all staff with variable compensation greater than a defined threshold - deferral rates of 25% to 45% apply. This deferral amount is payable at the end of three years, provided the employee remains in good standing with RBC GAM UK. The deferral amount is based on the success of the firm over the deferral period.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of September 30, 2024:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Adam Phillips	None

Duncan Farley	None

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is (i) accumulated and communicated to the Registrant’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 19. EXHIBITS.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		BlueBay Destra International Event-Driven Credit Fund

By (Signature and Title)		/s/ Robert A. Watson
Robert A. Watson, President
(Principal Executive Officer)

Date	12/09/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Robert A. Watson
Robert A. Watson, President
(Principal Executive Officer)

Date	12/09/2024

By (Signature and Title)		/s/ Derek J. Mullins
Derek J. Mullins, Chief Financial Officer
(Principal Financial Officer)

Date	12/09/2024

Appendix A

BlueBay Destra International Event-Driven Credit Fund (the “Fund”)

Proxy Voting Policy and Procedures

The Destra Funds have adopted the following Proxy Voting Policy and Procedures, as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of the Funds’ shareholders.

Shareholders of the Funds expect the Funds to vote proxies received from issuers. The Funds exercise voting responsibilities as a fiduciary, with the goals of maximizing the value of each Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations. The Adviser and/or Sub-Advisers will seek to ensure that proxies are voted in the best interests of the Funds and its shareholders except where a Fund may be required by law to vote proxies in the same proportion as the vote of all other shareholders (i.e., “echo vote”).

1.	Delegation of Proxy Voting

In general, the Board believes that the Sub-Advisers, which select the individual companies that are part of the Funds’ portfolios, are the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Board generally defers to and relies on the Sub-Advisers to make decisions on casting proxy votes. For certain Funds, the Board has delegated proxy voting authority to the Adviser. Where proxy voting has been delegated to the Sub-Adviser, the Sub-Adviser will follow its own proxy voting procedures, subject to the periodic oversight of the Adviser. The Adviser or Sub-Adviser shall vote all proxies relating to securities held by the Funds and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Adviser or Sub-Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

2.	Disclosure of Proxy Voting Policy and Procedure to shareholders

The BlueBay Destra International Event-Driven Credit Fund shall include in its annual report to shareholders on Form N-CSR, and in any SAI filed with the Securities and Exchange Commission (“SEC”) in connection with a registration statement on Form N-2 a summary of the Proxy Policy. In lieu of including a summary of policy, the Fund may include the policy in full.

The BlueBay Destra International Event-Driven Credit Fund and the Destra Investment Trust shall ensure Form N-PX report is posted to each Fund’s website.

3.	Material Conflicts of Interest

If (i) the Adviser or Sub-Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of a Fund, and (b) the Adviser or Sub-Adviser or any of its affiliated persons; and (ii) the Adviser or Sub-Adviser proposes to vote on the particular issue in the manner not prescribed by its Proxy Policy, then the Adviser or Sub-Adviser will follow the material conflict of interest procedures set forth in the Adviser or Sub-Adviser’s Proxy Policy when voting such proxies.

4.	Adviser, Sub-Adviser and Funds’ CCO Responsibilities

The Board has delegated proxy voting authority with respect to the Funds’ portfolio securities to the Adviser or Sub-Advisers, as set forth above. Consistent with this delegation, the Adviser and Sub-Advisers are responsible for the following:

●	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the Adviser and Sub-Advisers vote portfolio securities in the best interest of shareholders of each Fund.

●	The Adviser and Sub-Adviser shall provide the Board and the Funds’ CCO a summary of any material changes made to a proxy policy, and a redlined copy of such Proxy Policy as applicable.

●	The Adviser CCO shall review each applicable Proxy Policy, including its own, at least annually to ensure compliance with Rule 206(4)-6 under the Advisers Act and confirm each appear reasonably designed to ensure that the Adviser and/or Sub-Adviser votes portfolio securities in the best interest of shareholders of the Fund.

On a quarterly basis, the Funds’ CCO shall request confirmation from the Adviser and Sub-Advisers that any proxy votes for the Funds were handled in compliance with the Proxy Policies.

5.	Preparation and Filing of Proxy Voting Record on Form N-PX

The Funds, with the assistance of the Adviser or Sub-Advisers, will file complete proxy voting records with the SEC on Form N-PX annually by August 31 of each year.

The Funds’ Administrator will be responsible for the oversight and completion of the filing of Form N-PX with the SEC and will file Form N-PX for each twelve-month period ended June 30 on or before August 31 of that year.

6.	Recordkeeping

The Adviser or any Sub-Advisers may retain a proxy-voting service to coordinate, collect, and maintain all proxy-related information.

Documentation of all votes for the Funds will be maintained by the Adviser and/or Sub-Advisers and through a third-party proxy voting service, as applicable.

Adopted: May 25, 2022

Amended: May 16, 2024